UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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MOSSIMO, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOSSIMO, INC.
2016 Broadway
Santa Monica, California 90404

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 15, 2005

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mossimo, Inc. (the “Company”) will be held at The Fairmount Miramar Hotel located at 101 Wilshire Blvd., Santa Monica, CA, 90401 on December 15, 2005 at 5:00 p.m. for the following purposes:

1.                To elect two directors to serve a three-year term until their successors are duly elected and qualified;

2.                To approve the Amended and Restated Mossimo Giannulli Bonus Plan;

3.                To approve the Amended and Restated Edwin Lewis Bonus Plan;

4.                To approve the Mossimo, Inc. 2005 Stock Option Plan; and

5.                To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The Board of Directors has fixed October 19, 2005 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

If you owned Mossimo, Inc. common stock at the close of business on October 19, 2005, you may attend and vote at the meeting. If you cannot attend the meeting, you may vote by mailing the proxy card in the enclosed postage-paid envelope. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our headquarters in Santa Monica for the ten days prior to the meeting for any purpose related to the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.

By Order of the Board of Directors

Mossimo G. Giannulli
Chairman and Co-Chief Executive Officer
Santa Monica, California
November 17, 2005

MOSSIMO, INC.
2016 Broadway
Santa Monica, California  90404

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 15, 2005

GENERAL

The accompanying proxy is solicited by and on behalf of the Board of Directors of Mossimo, Inc. (“Mossimo” or the “Company”) in connection with the Annual Meeting of Stockholders to be held at 5:00 p.m. on December 15, 2005, at The Fairmount Miramar Hotel located at 101 Wilshire Blvd., Santa Monica, CA 90401 and at any and all adjournments thereof (the “Annual Meeting”).

A copy of our Annual Report on Form 10-K for the year ended December 31, 2004 and this proxy statement and accompanying proxy will first be mailed to stockholders on or about November 17, 2005. Mossimo, Inc. will bear the expense of soliciting proxies. Our officers and regular employees (who will receive no compensation in addition to their regular salaries) may solicit proxies. Our officers and regular employees may solicit proxies personally, as well as by mail, telephone, and telegram from brokerage houses and other stockholders. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients. We have also hired Bank of New York to help us solicit proxies from brokers, bank nominees and other institutional owners for a customary fee.

Our principal executive offices are located at 2016 Broadway, Santa Monica, California, 90404, telephone (310) 460-0040.

VOTING RIGHTS AND OUTSTANDING SHARES

Only stockholders of record of our common stock as of October 19, 2005 will be entitled to vote at the Annual Meeting. On October 19, 2005, there were 15,748,442 outstanding shares of common stock, which constituted all of the outstanding voting securities of the Company. Cumulative voting is not available and each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

The presence at the meeting, in person or by proxy, of a majority of the shares of the common stock issued and outstanding on October 19, 2005, will constitute a quorum. Abstentions and broker non-votes (proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on a proposal) are counted as present in determining whether the quorum requirement is satisfied. However, broker non-votes will not be counted in determining the number of shares necessary for approval of any proposal.

All shares represented by each properly executed, unrevoked proxy received by us prior to the vote will be voted in the manner specified. If the manner of voting is not specified, the proxy will be voted FOR election to the Board of Directors of the nominees named herein, FOR approval of the Amended and Restated Mossimo Giannulli Bonus Plan, FOR approval of the Amended and Restated Edwin Lewis Bonus Plan, and FOR approval of the Mossimo, Inc. 2005 Stock Option Plan. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

You may revoke your proxy at any time before it is actually voted at the meeting by:

•       delivering written notice of revocation to our Corporate Secretary at our executive offices as identified in this proxy statement;

•       submitting a later dated proxy; or

•       attending the meeting and voting in person.

Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holder.

PROPOSAL I

ELECTION OF DIRECTORS

Our Bylaws provide that the authorized number of directors shall range from two to five, with the exact number set by resolution of the Board of Directors. The authorized number of directors is currently five. The Board of Directors is divided into three classes, with the three-year terms of each class ending in successive years. Mossimo G. Giannulli and Edwin H. Lewis are serving terms that expire at the Annual Meeting to be held this year. Robert Martini and William R. Halford are serving terms that expire at the Annual Meeting to be held in 2006. Brett White is serving a term that expires at the Annual Meeting to be held in 2007.

The Board of Directors upon recommendation of the Nominating and Corporate Governance Committee has nominated Mossimo G. Giannulli and Edwin H. Lewis for reelection to the Board for a three-year term that will expire at the Annual Meeting of Stockholders to be held in 2008. Mr. Giannulli and Mr. Lewis have indicated their willingness to serve. Although we do not anticipate that the nominees will be unavailable for election, if a nominee is unavailable for election, we will vote the proxies for any substitute nominee we may designate.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ITS NOMINEES

The following tables set forth the name and age of each nominee and each director of the Company whose term of office continues after the meeting, the principal occupation of each during the past five years, and the year each began serving as a director of the Company:

Name	Principal Occupation During Last Five Years	Age
	Nominees for Election for a Term Expiring in 2008
MOSSIMO G. GIANNULLI	Mr. Giannulli founded the Company’s business in 1987 and has been Chairman of the Board since the Company’s formation in 1988. Mr. Giannulli has served as the Company’s Chief Executive Officer from March 28, 2000 to 2004 when he became Co-Chief Executive Officer. Mr. Giannulli was the Company’s President from March 28, 2000 to March 20, 2002, and from the Company’s formation in 1988 to March 4, 1998.	42
EDWIN H. LEWIS

Mr. Lewis has served as a director of the Company and as the Company’s President and Vice Chairman since March 20, 2002. In 2004, Mr. Lewis was appointed Co-Chief Executive Officer. Previously, Mr. Lewis served as the Company’s Chief Executive Officer and a director from November 30, 1998 to March 28, 2000. Mr. Lewis worked for Tommy Hilfiger, Inc. from December 1991 through February 1996 where he held various positions including the Chairman and Chief Executive Officer. Before joining Tommy Hilfiger, Mr. Lewis worked for Polo Ralph Lauren from 1973 through December 1991 where he held various positions including Executive Vice President and President of Ralph Lauren Womenswear.

		54
	Directors with a Term Expiring in 2007
BRETT WHITE

Mr. White has served as a director of the Company since May 2000. In June, 2005, Mr. White became the Chief Executive Officer of CB Richard Ellis Group. Previously he served as President and a director of CB Richard Ellis Group since 2001. Mr. White is also a member of the CB Richard Ellis Group Board of Directors and its Executive Committee. He was Chairman of the Americas of CB Richard Ellis Services from May 1999 to September 2001 and was its President of Brokerage Services from August 1997 to May 1999. Previously, he was its Executive Vice President from March 1994 to July 1997 and Managing Officer of its Newport Beach, California office from May 1993 to March 1994.

		45

Name	Principal Occupation During Last Five Years	Age
	Directors With a Term Expiring in 2006
ROBERT MARTINI	Mr. Martini has served as a director of the Company since October 1996. Mr. Martini was the Chairman of the Board of Directors of AmerisourceBergen Corporation (NYSE) from August 2001 to March 2004. Prior to August 2001, Mr. Martini had been a 40-year veteran of Bergen Brunswig Corporation, where he held several management positions including Chairman of the Board of Directors and interim Chief Executive Officer from 1999 to August 2001 and Chief Executive Officer from 1990 to 1997.	73
WILLIAM R. HALFORD

Mr. Halford has served as a director of the Company since April 2000. Since January 2001, Mr. Halford has served as President of Office Properties, a division of The Irvine Company, which develops, leases and operates a 22 million square foot office and flex tech real estate portfolio. From July 1996, Mr. Halford served as President of the Irvine Office Company, a division of The Irvine Company, which developed, leased and operated a seven million square foot office real estate portfolio. From August 1995 to June 1996, Mr. Halford served as Vice President General Manager of The Irvine Company. Before joining The Irvine Company, Mr. Halford was Vice President of Leasing and Marketing for PM Realty Group’s Western Division from January 1994 to July 1995.

		45

Independence of Directors

Our Board of Directors has determined that the majority of our Board is comprised of “independent directors” within the meaning of applicable Nasdaq listing standards. Our independent directors include:  William R. Halford, Robert Martini and Brett White.

Committees and Meetings of the Board of Directors

The Board of Directors held four meetings during 2004. The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each director attended at least 75% of the aggregate of the total number of meetings of our Board of Directors held during 2004 and of the total number of meetings held during 2004 by all committees of our Board of Directors on which that director served.

Audit Committee.   The Audit Committee is currently comprised of William R. Halford (Chairman), Robert Martini and Brett White. The Audit Committee provides oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditor’s audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. See “Report of the Audit Committee”

contained in this proxy statement. Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the Securities and Exchange Commission (the “SEC”) for audit committee membership and is an “independent director” within the meaning of applicable Nasdaq listing standards. Each Audit Committee member meets the Nasdaq’s financial knowledge requirements, and the Board of Directors has further determined that Brett White (i) is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC and (ii) also meets the Nasdaq’s professional experience requirements. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and the Nasdaq. A copy of the Audit Committee charter is attached hereto as Exhibit A. The Audit Committee met eight times in 2004.

Compensation Committee.   The Compensation Committee is currently comprised of Robert Martini (Chairman) and Brett White. The Compensation Committee is responsible for recommending to the Board of Directors the base salary and incentive compensation for all executive officers, taking final action with respect to base salary and incentive compensation for certain other officers and key employees and reviewing the Company’s compensation policies. The Compensation Committee also administers the Company’s 1995 Stock Plan, the Company’s 1995 Non-Employee Directors Stock Option Plan, the Edwin Lewis Bonus Plan and the Mossimo Giannulli Bonus Plan. Each member of the Compensation Committee is independent within the meaning of applicable Nasdaq listing standards. The Compensation Committee met four times in 2004. The Compensation Committee operates pursuant to a written charter, a copy of which is attached hereto as Exhibit B.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee is currently comprised of Brett White (Chairman) and Robert Martini. The Nominating and Corporate Governance Committee is responsible for the selection of potential candidates for director and the recommendation of candidates to the Board of Directors. It also makes recommendations to the Board of Directors concerning the structure and membership of the other committees and other corporate governance matters. Each member of the Committee is an independent director within the meaning of the applicable Nasdaq listing standards. The Committee met two times in 2004. The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

Director Nominating Process

Nominations of candidates for election as directors may be made by the Board of Directors or by stockholders. The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of Directors of nominees for election as directors.

Stockholders may nominate candidates for election as directors if they follow the procedures and conform to the deadlines specified in our Bylaws. The complete description of the requirements for stockholder nomination of director candidates is contained in the Bylaws. In summary, assuming we give notice or public disclosure of the date of our annual meeting at least 60 days before the meeting date, a stockholder desiring to nominate one or more candidates for election at the next annual meeting must submit written notice of such nomination to the Corporate Secretary not less than 60 and no more than 90 days in advance of the meeting date. The deadline for submission of any director nominations by stockholders for the next annual meeting is also set forth in the proxy statement for each annual meeting.

Stockholders nominating candidates for election as directors are also required to provide the following information with respect to their nominees:

•       the stockholder’s name and address;

•       a representation that the stockholder is a stockholder of record on the date of the nomination;

•       a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) specified in the notice;

•       a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder;

•       any other information relating to each nominee that would be required to be disclosed in a proxy statement filed pursuant to the SEC’s proxy rules; and

•       the consent of each nominee to serve as a director if so elected.

The Board of Directors has not determined whether it needs to adopt any formal policies with respect to the consideration by the Nominating and Corporate Governance Committee of recommendations by stockholders of director candidates. Evaluation of any such recommendations is the responsibility of the Nominating and Corporate Governance Committee under its charter. In the event of any stockholder recommendations, the Nominating and Corporate Governance Committee would evaluate the person recommended in the same manner as other persons considered by that committee. After reviewing the materials submitted by a stockholder, if the Nominating and Corporate Governance Committee believes that the person merits additional consideration, the Committee (or individual members) would interview the potential nominee and conduct appropriate reference checks. The Nominating and Corporate Governance Committee would then determine whether to recommend to the Board of Directors that the Board nominate and recommend election of such person at the next annual meeting. Stockholders may submit in writing recommendations for consideration by the Nominating and Corporate Governance Committee to the attention of our Corporate Secretary at our executive offices as identified in this proxy statement. Recommendations should contain a detailed discussion of the qualifications of each recommended candidate and any other material information the stockholder wants the Nominating and Corporate Governance Committee to consider.

In evaluating potential director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•       commitment to ethical conduct and personal and professional integrity as evidenced through the person’s business associations, service as a director or executive officer of other organizations, and/or education;

•       objective perspective and mature judgment developed through business experiences and/or educational endeavors;

•       the candidate’s ability to work with other members of the Board of Directors and management to further our goals and increase stockholder value;

•       the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

•       demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities;

•       the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors; and

•       such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the SEC and the Nasdaq Stock Market.

The Nominating and Corporate Governance Committee’s goal is to recommend candidates for the Board of Directors that bring a variety of perspectives and skills derived from high quality business and professional experience. Each candidate should be prepared to represent the best interest of all stockholders and not just one particular constituency. At the same time, the Nominating and Corporate Governance Committee and the entire Board of Directors recognize that larger numbers of directors create additional challenges and expense and believe that the current right size for our Board of Directors is approximately five members.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee does, however, believe it appropriate for at least one member of the Board of Directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules.

If any member of the Board of Directors is not interested in continuing to serve or if the Board of Directors determines that there is a need for directors with different skills or perspectives, the members of the Board of Directors are polled to determine if they know of potential candidates meeting these criteria. We have not required the services of third parties to identify potential nominees, although we reserve the right to retain a search firm in the future, if necessary. Prior to 120 days in advance of the date of the proxy statement for last year’s annual meeting, we did not receive any recommendations from stockholders for potential director candidates.

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of the Board of Directors at our Annual Meeting of Stockholders, but strongly encourage directors to attend. We make every effort to schedule our Annual Meeting of Stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. Of the five directors then in office, four attended the 2004 Annual Meeting of Stockholders.

Directors’ Compensation

Our independent directors receive $20,000 annually and $1,500 for each Board Meeting attended in person ($750 for attendance by telephone conference) as compensation for serving on the Board of Directors. Independent directors who serve on committees also receive $1,500 for each meeting attended in person ($750 for attendance by telephone conference). The chairman of each committee receives an additional $1,500 for each committee meeting chaired. All directors are reimbursed for their reasonable expenses incurred in attending meetings. Our independent directors participate in the Company’s 1995 Non-Employee Directors Stock Option Plan (the “Directors Plan”), which provides for automatic grants of options to each independent employee director at the then current market price for the Company’s common stock. Under the Directors Plan, each independent director is granted options for 30,000 shares upon initial appointment or election to the Board and receives an annual grant of options for 3,000 shares upon the date of each annual meeting of the Company’s stockholders at which such director is re-elected or continues as a director. The initial options for 30,000 shares vest 50% per year, commencing on the first anniversary of the date of grant, and the options for 3,000 shares fully vest on the first anniversary of the date of grant. In 2004 no options were granted to the Company’s directors.

Security Holder Communication with Board Members

Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our Corporate Secretary at our executive offices as identified in this proxy statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

•       the name, mailing address and telephone number of the security holder sending the communication;

•       the number and type of our securities owned by such security holder; and

•       if the security holder is not a recorded owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

Our Corporate Secretary will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute or some other personal dispute, or is abusive, in bad taste or presents safety or security concerns. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Compliance with Reporting Requirements of Section 16 of the Exchange Act

Under Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors, executive officers and any persons holding ten percent or more of the Company’s common stock are required to report their ownership of common stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2004, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

Compensation Committee Interlocks and Insider Participation

None of the directors, other than those identified above, served as members of the Compensation Committee during the last completed fiscal year. No member of that committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the executive officers of the Company have served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

We believe in sound corporate governance and have adopted Corporate Governance Guidelines to enhance our effectiveness, a copy of which is attached as Exhibit D.

Code of Business Conduct

We have adopted a Code of Business Conduct applicable to all officers, directors and employees as required by Nasdaq listing standards. Our Code of Business Conduct also has specific provisions applicable to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and certain other finance executives, which is a “code of ethics” as defined by applicable rules of the SEC. This Code of Business Conduct includes an enforcement mechanism, and any waivers for directors or officers must be approved by the Board and disclosed in a Form 8-K. A copy of our Code of Business Conduct is attached hereto as Exhibit E.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of October 19, 2005, with respect to our common stock owned by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each director and director nominee of the Company, (iii) each Named Executive Officer and (iv) all current directors and executive officers of the Company as a group. The number and percentage of shares beneficially owned is based on 15,748,442 shares outstanding as of October 19, 2005.

Name	Number of Shares Beneficially Owned(1)		Percentage Ownership(1)
Mossimo G. Giannulli	10,272,822		65.23%
Edwin H. Lewis	-0-		*
Vicken J. Festekjian	-0-		*
William R. Halford	42,000	(2)	*
Robert Martini	121,000	(3)	*
Brett White	6,000	(4)	*
Roger Feldman	838,540	(5)	5.32%
Harvey Hanerfeld	863,982	(5)	5.48%
All current directors and executive officers as a group (6 persons)	10,441,822	(6)	66.30%

*                    Less than one percent.

(1)          Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of October 19, 2005, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is care of our address at 2016 Broadway, Santa Monica, California 90404.

(2)          Includes 42,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

(3)          Includes 106,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

(4)          Includes 6,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

(5)          According to a Schedule 13G dated January 5, 2005, Roger Feldman is the beneficial owner of 838,540 shares of Common Stock, constituting 5.32% of the issued and outstanding shares of common stock, and Harvey Hanerfeld is the beneficial owner of 863,982 shares of common stock, constituting 5.48% of the issued and outstanding shares of common stock. Roger Feldman has the sole power to vote or to direct the voting of and to dispose and to direct the disposition of the 24,558 shares of common stock beneficially owned by him as an individual. As sole stockholders of West Creek Capital, Inc., a Delaware corporation that is the general partner of West Creek Capital, L.P., a Delaware limited partnership that is the investment adviser to (i) West Creek Partners Fund L.P., a Delaware partnership (the “Fund”) and (ii) certain private accounts (the “Accounts”), Mr. Feldman and Mr. Hanerfeld may be deemed to have the shared power to direct the voting and disposition of the 431,322 shares of common stock owned by the Fund and the 60,000 shares of common stock held in the Accounts. As voting members of Cumberland Investment Partners, L.L.C., a Delaware limited liability company (“Cumberland”), Mr. Feldman and Mr. Hanerfeld may be deemed to have shared power to direct the voting and disposition of the 322,660 shares of common stock owned by Cumberland. Mr. Hanerfeld also may be deemed to have shared power to direct the voting and disposition of 50,000 shares of common stock owned by Mr. Hanerfeld’s wife. The address for Mr. Feldman and Mr. Hanerfeld is 1919 Pennsylvania Avenue, NW, Suite 725, Washington, DC, 20006.

(6)          Includes 154,000 shares of common stock underlying options exercisable within sixty days of the date of this table.

MANAGEMENT

The following table sets forth certain information concerning the executive officers of the Company:

NAME	AGE	POSITION
Mossimo G. Giannulli	42	Chairman of the Board and Co-Chief Executive Officer
Edwin H. Lewis	54	Vice-Chaiman of the Board, President, and Co-Chief Executive Officer
Vicken J. Festekjian.	34	Chief Financial Officer

Background information on Messrs. Giannulli and Lewis is set forth under “Election of Directors” above.

Mr. Festekjian joined the Company as its Chief Financial Officer in November 2004. Prior to joining the Company, Mr. Festekjian was with the accounting firm of Moss Adams. Prior to joining Moss Adams in 1999, Mr. Festekjian was employed with Aginian Accounting Corp., a CPA firm. Mr. Festekjian is a CPA and holds a Bachelor of Business (Accounting) degree from California State University Northridge.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation for each of the last three years of our: (i) Chief Executive Officer of the Company, and (ii) the Company’s four other persons who were our executive officers in 2004. This group is referred to in this proxy statement as the Named Executive Officers.

				Long Term Compensation
		Annual Compensation(1)		Securities Underlying
Name and Principal Position	Year	Salary($)	Bonus($)	Options (#)
Mossimo G. Giannulli	2004	900,000	455,309
Chairman of the Board	2003	900,000	2,639,000	100,000 (2)
and Co-Chief Executive Officer	2002	900,000	1,891,000
Edwin H. Lewis	2004	900,000	151,822
Vice-Chairman of the Board,	2003	200,000	662,000	100,000 (2)
President and Co-Chief Executive Officer	2002	—	387,000
Mali Shrinivas	2004	177,564
Chief Financial Officer(3)
Vicken J. Festekjian(4)	2004	17,693		20,000
Chief Financial Officer

(1)          Perquisites are excluded as their aggregate value did not exceed the lesser of $50,000 or the 10% of total annual salary and bonus for any Named Executive Officer.

(2)          These options were transferred back to the Company in 2003.

(3)          Mr. Shrinivas resigned from the Company in August, 2004, and the amount reported represents salary paid through August 2004.

(4)          Mr. Festekjian joined the Company in November, 2004, and the amount reported represents the salary paid from the time he joined the Company in 2004.

Option Grants In Last Fiscal Year

The following table sets forth certain information with respect to option grants made during 2004 to the Named Executive Officers.

Name	Options Granted (# Shares)	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise or Basic Price Per Share	Expiration Date
Mossimo G. Giannulli	—	—	—	—
Edwin H. Lewis	—	—	—	—
Mali Shrinivas(1)	—	—	—	—
Vicken F. Festekjian(2)	20,000	10.5%	$3.45	11/17/2014

(1)          Mr. Shrinivas resigned from the Company in 2004.

(2)          Mr. Festekjian joined the Company in November 2004.

Aggregated Option Exercises In Last Fiscal Year And Year-End Option Value

The following table sets forth certain information with respect to exercisable and unexercisable options held by the Named Executive Officers as of December 31, 2004.

Name	Shares Acquired On Exercise	Value Realized	Number Of Securities Underlying Unexercised Options At Fiscal Year End		Value Of Unexercised In-The Money Options At Fiscal Year End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mossimo G. Giannulli	—	—	—	—	—	—
Edwin H. Lewis	—	—	—	—	—	—
Mali Shrinivas(1)	—	—	—	—	—	—
Vicken J. Festekjian(2)	—	—	—	20,000	—	$200.00

(1)          Mr. Shrinivas resigned from the Company in 2004.

(2)          Mr. Festekjian joined the Company in November 2004.

Equity Compensation Plan Information

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number Of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity Compensation Plans Approved by Security Holders	676,310	(1)	$5.90	403,290
Equity Compensation Plans Not Approved by Security Holders	None		None	None
Total	676,310		$5.90	403,290

(1)          Includes the following:

•       512,310 shares of the Company’s Common Stock to be issued upon exercise of outstanding stock options granted under the 1995 Employee Stock Option Plan; and

•       164,000 shares of the Company’s Common Stock to be issued upon exercise of outstanding stock options granted under the 1995 Non-Employee Directors Stock Option Plan.

(2)          After the adoption and approval by shareholders of the 2005 Stock Option Plan, no more options will be issued under the 1995 Stock Plan and 1995 Non-Employee Directors Stock Option Plan.

Mossimo Giannulli Employment Agreement and Bonus Plan

In 2001, the Company entered into an Employment Agreement with Mossimo G. Giannulli, the Company’s Chief Executive Officer and then President (the “Employment Agreement”), which was effective as of February 1, 2001. During the period the Company’s license agreement with Target Corporation (as amended to date, the “Target Agreement”) remained in effect, Mr. Giannulli’s annual base salary was set at $900,000 and he was eligible to receive a bonus equal to 50% of the annual net royalty revenue above the minimum required net royalty payment under the Target Agreement (the “Old Bonus”). The term of the Employment Agreement has been extended through January 31, 2008 to coincide with the extended term of the Target Agreement.

On April 25, 2002, the Company and Mr. Giannulli amended Mr. Giannulli’s employment agreement, effective February 1, 2002. Pursuant to this amendment, Mr. Giannulli was no longer entitled to any bonus under the prior bonus provision contained in his employment agreement for any period beginning on or after February 1, 2002 and Mr. Giannulli was instead entitled to participate in the Mossimo Giannulli Bonus Plan. See “Proposal II—Approval of Amended and Restated Mossimo Giannulli Bonus Plan” for a description of the Plan.

Edwin Lewis Employment Agreement and Bonus Plan

On August 1, 2004, Edwin H. Lewis and the Company entered into an employment agreement. Under the terms of the agreement Mr. Lewis will be paid an annual salary of $900,000. The agreement extends for twelve month periods unless either the Company or Mr. Lewis gives 60 days written notice prior to the end of a contract year to the other that the contract will not be renewed. If the agreement is terminated without cause by the Company, the Company is required to pay Mr. Lewis an amount equal to his salary in effect on the date of termination for the remaining contract year as if Mr. Lewis had remained in the employ of the Company.

Edwin Lewis is entitled to participate in the Edwin Lewis Bonus Plan (“Lewis Plan”). The Lewis Plan was approved by the Board of Directors and became effective as of February 1, 2002 and extends to January 31, 2007. See “Proposal III—Approval of Amended and Restated Edwin Lewis Bonus Plan” for a description of the Plan.

Certain Transactions

During 2004, C&E Holdings, LLC, a limited liability company owned by Edwin Lewis made a private jet available to the Company’s executive officers for business use. The Company reimbursed C&E Holdings, LLC for the direct costs (without markup) incurred in operating the private jet for each use. During 2004 there were approximately 360 flight hours at an average cost of approximately $2,400 per hour.

REPORT OF THE COMPENSATION COMMITTEE

Overview

The objectives of the Mossimo, Inc. (the “Company”) executive compensation policies are to ensure that executives are provided incentives and compensated in a way that advances both short and long-term interests of shareholders while also ensuring that the Company is able to attract and retain qualified executive management. To these ends the Committee seeks to align executive compensation with the Company’s performance and to motivate executive officers to achieve the Company’s business objectives.

The Company approaches these objectives through three key components:

•  base salary

•       a performance-based annual bonus payable in cash

•       periodic grants of long-term stock-based compensation through stock options

Annual Base Salaries

The performance of all executive officers is reviewed by the Committee. Compensation is determined through an assessment of the executive’s experience, responsibilities, management abilities and individual performance against assigned objectives and key qualitative factors that include personal accomplishments, strategic impact and career contribution to the Company. The Committee also reviews compensation surveys and other data to enable the Committee to compare the Company’s compensation packages with those of similarly-situated companies in the apparel industry.

Annual Incentive Compensation

In 2002 the Company established the Mossimo Giannulli Bonus Plan (see “Proposal II—Approval of Amended and Restated Mossimo Giannulli Bonus Plan” for a description of the plan) and the Edwin Lewis Bonus Plan (see “Proposal III—Approval of Amended and Restated Edwin Lewis Bonus Plan” for a description of the plan) (collectively the “Bonus Plans”). Payments under the Bonus Plans are at the discretion of the Compensation Committee, however, the amounts payable under the Bonus Plans may not exceed the bonus formula set forth in the Bonus Plans. Prior to the second quarter of 2004, bonus payments were made in cash within 60 days after the end of each quarter. Commencing in the second quarter of 2004, the Committee decided to tie payouts under the Bonus Plans directly to the satisfaction of overall Company performance for the year and require bonuses to be paid at the end of the Contract Year. The Committee established performance goals based on the 2004 budget presented by management. For 2004 the Company performance goals (“Performance Goals”) were established for:

•       revenues

•       earnings before interest, taxes, depreciation and cash flow (“EBITDA”)

•       return on equity (“ROE”)

•       earning per share (“EPS”)

The Committee weighed each of the Performance Goals: Revenues—40%; EBITDA—30%; ROE—15% and EPS—15%. The Committee determined that 50% of the Target Revenue Formula would be available for payouts under the Bonus Plans if the Performance Goals were achieved. Every 1% increase above a Performance Goal would increase by 3% the percentage of the Target Revenue Formula available above 50% for payout under the Bonus Plans. If not all of the Performance Goals are satisfied, then the weighted value of those Performance Goals that are satisfied would be determined for a partial payout.

Upon completion of the year end financial statements, the chief financial officer prepared an analysis of the achievement of the Performance Goals for 2004. These results were presented to the Committee. The Performance Goals established in the second quarter of 2004 were not achieved and no bonus was earned by Mr. Giannulli or Mr. Lewis under the Performance Goals. Bonuses were paid during the first quarter in accordance with prior practice under the Bonus Plans which provided for quarterly payments and prior to implementation of the Performance Goals commencing in the second quarter of 2004 and a change from quarterly to annual payments.

Long Term Incentive Compensation

The Committee believes that employee stock ownership is a significant incentive in building shareholder wealth and aligning the interests of employees and shareholders. Stock options will only have value if the Company’s stock price increases. In addition, the Company utilizes vesting periods for stock options to encourage key employees to continue in the Company’s employ.

The Board of Directors is proposing the 2005 Stock Option Plan for approval by the Company’s shareholders. The 2005 Stock Option Plan is intended to replace the Company’s 1995 Stock Plan and the Company’s 1995 Non-Employee Directors Stock Option Plan, which both expire at the end of 2005. See “Proposal IV: Approval of Mossimo, Inc. 2005 Stock Option Plan.”

Compensation of Co-Chief Executive Officers

In June 2004, the Board of Directors created co-chief executive officer positions for Mossimo Giannulli and Edwin Lewis. With the assistance of an independent consultant the Committee reviewed the entire compensation packages of Mr. Giannulli and Mr. Lewis. The Committee believes that Mr. Giannulli and Mr. Lewis make equal and individual unique contributions to the Company and share equally the responsibilities of the chief executive officer position. The Committee believes that Mr. Giannulli and Mr. Lewis provide valuable services to the Company and that their compensation should therefore be competitive with that paid to executives at comparable companies taking into account the overall executive management structure of the Company, the founder role of Mr. Giannulli and the absence of equity compensation in the form of stock options. The independent consultant reviewed comparable companies in the apparel industry to determine the total compensation paid to the two highest executives of such companies in order to determine the compensation that would be paid at a peer company for a hypothetical co-CEO organizational structure. After the sample group of companies had been identified and compensation packages reviewed, the independent consultant concluded that the compensation levels for Mr. Giannulli and Mr. Lewis on a combined basis were below median levels of a hypothetical co-CEO organization at peer companies. In arriving at that conclusion, the independent consultant assumed an aggregate bonus payout under the Bonus Plans at 50% of the aggregate of base salaries of Mr. Giannulli and Mr. Lewis.

After the Committee reviewed the independent consultant’s findings, the Committee recommended that the Company enter into an employment agreement with Mr. Lewis that would provide for an annual salary of $900,000 and continual participation in the Edwin Lewis Bonus Plan. Mr. Giannulli was already subject to an employment contract with the Company that provided for an annual salary of $900,000 and participation in the Mossimo Giannulli Bonus Plan. Neither Mr. Lewis nor Mr. Giannulli have been granted options to purchase the Company’s common stock. Although stock options are viewed by the Committee to be an important part of the long-term incentive component of executive management, in the case of Mr. Giannulli and Mr. Lewis a significant portion of their overall compensation is tied to their respective bonus plans. As discussed above, those bonus plans are subject to a number of performance goals that represent the overall financial performance of the Company and, therefore, align Mr. Giannulli and Mr. Lewis interests with the interests of shareholders.

Section 162(m) of the Internal Revenue Code.   Section 162(m) of the IRC currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company’s five highest paid executives. Excluded from the limitation is compensation that is “performance based.” In general, for compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards established by a board committee consisting only of “outside directors” and approved by stockholders. All members of the Committee qualify as outside directors.

The Committee intends generally to design the Company’s compensation to conform to IRC Section 162(m) and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as “performance based.”

While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Committee’s overall compensation philosophy. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate officer in an manner commensurate with performance and the competitive environment for executive talent. However, from time to time the Committee may award compensation which is not fully deductible if the Committee determines that such award is consistent with its philosophy and is in the best interests of the Company and its stockholders.

The Company’s proposed 2005 Stock Option Plan, subject to approval by our stockholders, is designed to provide for stock option grants that may be “qualified performance-based compensation” for purposes of IRC Section 162(m). The Mossimo Giannulli Bonus Plan has been approved by the Company’s stockholders and thus the Plan has been previously approved by the Company’s shareholders and qualifies as “qualified performance-based compensation” for purposes of IRC Section 162(m). As a result, Mr. Giannulli’s compensation under the bonus plan that is in excess of $1 million of total compensation paid to Mr. Giannulli is deductible by the Company. The Mossimo Giannulli Bonus Plan was amended in 2004 as discussed above. The Company is seeking approval of the Amended and Restated Mossimo Giannulli Bonus Plan, to comply with requirements of Section 162(m). See “Proposal II—Approval of the Amended and Restated Mossimo Giannulli Bonus Plan.” The Company is seeking similar approval of the Amended and Restated Edwin Lewis Bonus Plan at the 2005 Annual Meeting. See, “Proposal III—Approval of the Edwin Lewis Amended and Restated Bonus Plan.”

Respectfully submitted,

COMPENSATION COMMITTEE

Brett White

Robert Martini

The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

PROPOSAL II

APPROVAL OF THE AMENDED AND RESTATED MOSSIMO GIANNULLI BONUS PLAN

General

In general, IRC Section 162(m) imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its Chief Executive Officer or any of the next four highest paid executive officers as listed in the proxy statement. An exception to this $1 million limitation is provided for “qualified performance-based compensation” that satisfies certain conditions, including stockholder approval.

The Mossimo Giannulli Bonus Plan (the “Plan”) is designed to provide Mr. Giannulli with bonus compensation for the accomplishment of specific preestablished financial performance objectives by the Company, such performance objectives to be determined by the Compensation Committee of the Board of Directors (the “Committee”). Bonuses awarded to Mr. Giannulli under the Plan are intended to be “qualified performance-based compensation” under IRC Section 162(m). The Plan is being amended and stockholder approval of the amended Plan, is required under IRC Section 162(m), and, thus the amended Plan is being submitted for stockholder approval at this Annual Meeting. There is no assurance, however, that any bonuses awarded to Mr. Giannulli under the Plan will be “qualified performance-based compensation” that is exempt from the limitation under IRC Section 162(m).

The following is a description of the material provisions of the amended and restated Plan, a copy of which is attached to this Proxy Statement as Exhibit F.

Purpose of the Plan

The Plan is designed to provide Mr. Giannulli with bonus compensation for the accomplishment of specific preestablished financial performance objectives (the “Performance Objectives”) by the Company, based on objective business criteria that enhance value for the Company’s stockholders. The bonuses awarded to Mr. Giannulli are intended to be “qualified performance-based compensation” that is exempt from the $1 million limitation on executive compensation under IRC Section 162(m).

Effective Date, Term and Contract Year

The Plan was effective as of February 1, 2002, and shall remain in effect until January 31, 2007, or until such earlier time as it shall be terminated by the Board of Directors in accordance with the section below titled “Administration, Termination and Interpretation.” The Plan year (the “Contract Year”) shall commence on each February 1 and end on January 31 of the following year, during the term of the Plan.

Administration, Termination and Interpretation

The Plan is administered by the Committee which consists solely of two (2) or more directors who are considered “outside directors” for purposes of IRC Section 162(m), and the regulations promulgated thereunder.

Subject to IRC Section 162(m), and the regulations promulgated thereunder, and the section below titled “Performance Objectives”, the Committee shall have full power to construe and interpret the Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Plan.

For each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate Mr. Giannulli’s right to an Annual Bonus (as defined below) with respect to such Contract Year at any time on or prior to the first day of such Contract Year.

Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and/or administration of the Plan shall be final, conclusive and binding on all persons affected thereby.

The Board shall have the right to amend the Plan from time to time or to terminate the Plan; provided, however, no such action shall adversely affect any Annual Bonus with respect to which the Performance Objectives have been established in writing by the Committee in accordance with the section below titled “Performance Objectives.”

Eligibility and Participation

Mr.  Giannulli shall be eligible to participate in the Plan during such time as Mr. Giannulli is employed by the Company, unless otherwise determined by the Committee. No other person shall be eligible to participate in the Plan.

Business Criteria

Mr.  Giannulli shall be eligible to earn an annual bonus (the “Annual Bonus”) based on the achievement of the Performance Objectives by the Company, as determined by the Committee. The Performance Objectives shall be based on any of the following objective business criteria, either alone or in any combination, and measured either on an absolute basis, on a relative basis against one or more pre-established targets, peer group performance, or past Company performance, as the Committee, in its sole discretion, determines:

•       revenue,

•       cash flow,

•       return on equity,

•       total stockholder return,

•       return on capital,

•       return on assets or net assets,

•       income or net income,

•       operating income or net operating income,

•       operating profit or net operating profit,

•       operating margin,

•       market share,

•       earnings per share, or

•       royalties earned by or paid to the Company pursuant to one or more license agreements entered into by the Company.

Any such Performance Objectives shall apply in determining Mr. Giannulli’s Annual Bonus, or in determining any designated portion or portions of the Annual Bonus, as the Committee, in its sole discretion, determines.

Performance Objectives

By no later than the latest time permitted by IRC Section 162(m), and the regulations promulgated thereunder (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period) and while the achievement of the Performance Objectives remains substantially uncertain within the meaning of IRC Section 162(m), and the regulations promulgated thereunder, the Committee shall establish, in writing, the specific Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof) if such Performance Objectives are achieved. The Performance Objectives established in writing by the Committee shall apply to a Contract Year, as determined by the Committee.

The Committee shall determine whether the Performance Objectives for the fiscal year completed during a Contract Year are achieved, and, if so, the Committee shall certify in writing, prior to the payment of any Annual Bonus (or designated portion thereof) for such Contract Year, that such Performance Objectives were satisfied. No Annual Bonus (or designated portion thereof) for such Contract Year shall be paid to Mr. Giannulli unless and until the Committee makes a certification in writing with respect to the achievement of the Performance Objectives for such Contract Year as required by IRC Section 162(m), and the regulations promulgated thereunder.

Once the Committee has established, in writing, the Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof), with respect to a Contract Year, the Committee shall not have the authority to modify such Performance Objectives for computing the Annual Bonus with respect to such Contract Year. However, pursuant to the section above titled “Administration, Termination and Interpretation,” for each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate Executive’s right to an Annual Bonus with respect to such Contract Year at any time on or prior to the first day of such Contract Year.

Performance Objectives and Objective Bonus Formulas Established by the Committee

The Performance Objectives shall apply in determining Mr. Giannulli’s Annual Bonus as the Committee in its sole discretion determines. The current Plan provided for an Annual Bonus for each Contract Year that may be up to and not in excess of twenty-nine percent (29%) of the excess (if any) of: (i) the royalties paid to the Company under Section 5.1 of the Target Agreement (described below) for such Contract Year, less (ii) $5,293,750 (“Target Formula”). As amended the Plan reduces the Target Formula from twenty-nine percent (29%) to nineteen and thirty-three hundreds percents (19.33%). In addition the Target Formula would serve as a cap on the amount of bonus that could be paid to Mr. Giannulli under the Plan.

Section 5.1 of the Target Agreement provides that Target shall pay to the Company as a royalty, in each contract year under the Target Agreement, an amount equal to fifty-five percent (55%) of the greater of (a) the annual guaranteed minimum fee (equal to $5,293,750); or (b) the applicable percentage of Net Sales (as defined below) for such year based on the following schedule: (i) four percent (4%) of Net Sales on sales of certain identified merchandise (the “Exclusive Merchandise”) for such year up to $100,000,000; (ii) two and one-quarter percent (2 1/4%) of Net Sales on sales of Exclusive Merchandise for such year greater than $100,000,000 up to $500,000,000; and (iii) one percent (1%) of Net Sales on sales of Exclusive Merchandise, for such year greater than $500,000,000. “Net Sales” mean the sales price to customers on all sales of Exclusive Merchandise by Target (whether regular, markdown, clearance or otherwise), excluding sales tax and finance charges and, less any refunds and credits for returns actually given by Target to its customers.

The Committee has reserved the authority to terminate the Annual Bonus award for each of the Contract Years ending on January 31, 2005, 2006 or 2007, in accordance with the Plan.

Special Awards and Other Plans

Nothing contained in the Plan shall prohibit the Company from granting awards or authorizing other compensation to Mr. Giannulli under any other plan or authority or limit the authority of the Company to establish other special awards or incentive compensation plans providing for the payment of incentive compensation to Mr. Giannulli. Any such additional awards may not be “qualified performance-based compensation” for purposes of IRC Section 162(m) and may be subject to the $1 million deduction limitation.

Change in Employment Status

If Mr. Giannulli’s employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Mr. Giannulli’s rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years shall terminate. The Committee shall determine whether all or a portion of Mr. Giannulli’s Annual Bonus under the Plan for the Contract Year in which his death or disability occurs shall be paid if Mr. Giannulli’s employment has been terminated by reason of death or disability.

Method of Payment

Prior to the second quarter of 2004, bonuses were paid to Mr. Giannulli in cash within 60 days following the end of each quarter. Commencing with the second quarter of 2004, the  Committee determined that bonuses should be paid at the end of each Contract Year. In the second quarter of 2004, the Committee also established Company specific performance goals for 2004. Because none of the Company specific Performance Goals were satisfied, Mr. Giannulli did not receive a bonus for these Performance Goals. In the first quarter, Mr. Giannulli received a bonus based on the prior practice of the Company under the plan that permitted quarterly cash payments.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS APPROVAL OF THE AMENDED AND RESTATED MOSSIMO GIANNULLI BONUS PLAN.

PROPOSAL III

APPROVAL OF THE AMENDED AND RESTATED EDWIN LEWIS BONUS PLAN

General

In general, IRC Section 162(m) imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its Chief Executive Officer or any of the next four highest paid executive officers as listed in the proxy statement. An exception to this $1 million limitation is provided for “qualified performance-based compensation” that satisfies certain conditions, including stockholder approval.

The Edwin Lewis Bonus Plan (the “Plan”) is designed to provide Mr. Lewis with bonus compensation for the accomplishment of specific preestablished financial performance objectives by the Company, such performance objectives to be determined by the Compensation Committee of the Board of Directors (the “Committee”). Bonuses awarded to Mr. Lewis under the Plan are intended to be “qualified performance-based compensation” under IRC Section 162(m). Stockholder approval of the Plan, which includes approval of the performance objectives and objective bonus formulas established by the Committee as discussed below under “Performance Objectives and Objective Bonus Formulas Established by the Committee,” is required under IRC Section 162(m), and, thus the Plan is being submitted for stockholder approval at this Annual Meeting. There is no assurance, however, that any bonuses awarded to Mr. Lewis under the Plan will be “qualified performance-based compensation” that is exempt from the limitation under IRC Section 162(m).

The following is a description of the material provisions of the amended and restated Plan, a copy of which is attached to this Proxy Statement as Exhibit G.

Purpose of the Plan

The Plan is designed to provide Mr. Lewis with bonus compensation for the accomplishment of specific preestablished financial performance objectives (the “Performance Objectives”) by the Company, based on objective business criteria that enhance value for the Company’s stockholders. The bonuses awarded to Mr. Lewis are intended to be “qualified performance-based compensation” that is exempt from the $1 million limitation on executive compensation under IRC Section 162(m).

Effective Date, Term and Contract Year

The Plan was effective as of February 1, 2002, and shall remain in effect until January 31, 2007, or until such earlier time as it shall be terminated by the Board of Directors in accordance with the section below titled “Administration, Termination and Interpretation.” The Plan year (the “Contract Year”) shall commence on each February 1 and end on January 31 of the following year, during the term of the Plan.

Administration, Termination and Interpretation

The Plan is administered by the Committee which consists solely of two (2) or more directors who are considered “outside directors” for purposes of IRC Section 162(m), and the regulations promulgated thereunder.

Subject to IRC Section 162(m), and the regulations promulgated thereunder, and the section below titled “Performance Objectives”, the Committee shall have full power to construe and interpret the Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Plan.

For each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate Mr. Lewis’s right to an Annual Bonus (as defined below) with respect to such Contract Year at any time on or prior to the first day of such Contract Year.

Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and/or administration of the Plan shall be final, conclusive and binding on all persons affected thereby.

The Board shall have the right to amend the Plan from time to time or to terminate the Plan; provided, however, no such action shall adversely affect any Annual Bonus with respect to which the Performance Objectives have been established in writing by the Committee in accordance with the section below titled “Performance Objectives.”

Eligibility and Participation

Mr.  Lewis shall be eligible to participate in the Plan during such time as Mr. Lewis is employed by the Company, unless otherwise determined by the Committee. No other person shall be eligible to participate in the Plan.

Business Criteria

Mr.  Lewis shall be eligible to earn an annual bonus (the “Annual Bonus”) based on the achievement of the Performance Objectives by the Company, as determined by the Committee. The Performance Objectives shall be based on any of the following objective business criteria, either alone or in any combination, and measured either on an absolute basis, on a relative basis against one or more pre-established targets, peer group performance, or past Company performance, as the Committee, in its sole discretion, determines:

•       revenue,

•       cash flow,

•       return on equity,

•       total stockholder return,

•       return on capital,

•       return on assets or net assets,

•       income or net income,

•       operating income or net operating income,

•       operating profit or net operating profit,

•       operating margin,

•       market share,

•       earnings per share, or

•       royalties earned by or paid to the Company pursuant to one or more license agreements entered into by the Company.

Any such Performance Objectives shall apply in determining Mr. Lewis’s Annual Bonus, or in determining any designated portion or portions of the Annual Bonus, as the Committee, in its sole discretion, determines.

Performance Objectives

By no later than the latest time permitted by IRC Section 162(m), and the regulations promulgated thereunder (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period) and while the achievement of the Performance Objectives remains substantially uncertain within the meaning of IRC Section 162(m), and the regulations promulgated thereunder, the Committee shall establish, in writing, the specific Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof) if such Performance Objectives are achieved. The Performance Objectives established in writing by the Committee shall apply to a Contract Year, as determined by the Committee.

The Committee shall determine whether the Performance Objectives for the fiscal year completed during a Contract Year are achieved, and, if so, the Committee shall certify in writing, prior to the payment of any Annual Bonus (or designated portion thereof) for such Contract Year, that such Performance Objectives were satisfied. No Annual Bonus (or designated portion thereof) for such Contract Year shall be paid to Mr. Lewis unless and until the Committee makes a certification in writing with respect to the achievement of the Performance Objectives for such Contract Year as required by IRC Section 162(m), and the regulations promulgated thereunder.

Once the Committee has established, in writing, the Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof), with respect to a Contract Year, the Committee shall not have the authority to modify such Performance Objectives or objective bonus formula for computing the Annual Bonus with respect to such Contract Year. However, pursuant to the section above titled “Administration, Termination and Interpretation,” for each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate Executive’s right to an Annual Bonus with respect to such Contract Year at any time on or prior to the first day of such Contract Year.

Performance Objectives and Objective Bonus Formulas Established by the Committee

The Performance Objectives shall apply in determining Mr. Lewis’s Annual Bonus as the Committee in its sole discretion determines. The Committee determined that Mr. Lewis shall be entitled up to and not in excess of an Annual Bonus with respect to each Contract Year equal to nine and sixty-seven hundredths percent (9.67%) of the excess (if any) of: (i) the royalties paid to the Company under Section 5.1 of the Target Agreement (described above) for such Contract Year, less (ii) $5,293,750 (“Target Formula”). The Committee amended the Plan to increase the Target Formula from nine and sixty-seven hundredth percent (9.67%) to nineteen and thirty-three hundredths percent (19.33%). In addition, the Target Formula would serve as a cap on the amount of bonus that could be paid to Mr. Lewis under the Plan. The increase was adopted in connection with Mr. Lewis’s assumption of the position of co-chief executive officer.

The Committee has reserved the authority to terminate the Annual Bonus award for each of the Contract Years ending on January 31, 2005, 2006 or 2007, in accordance with the Plan.

Special Awards and Other Plans

Nothing contained in the Plan shall prohibit the Company from granting awards or authorizing other compensation to Mr. Lewis under any other plan or authority or limit the authority of the Company to establish other special awards or incentive compensation plans providing for the payment of incentive compensation to Mr. Lewis. Any such additional awards may not be “qualified performance-based compensation” for purposes of IRC Section 162(m) and may be subject to the $1 million deduction limitation.

Change in Employment Status

If Mr. Lewis’s employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Mr. Lewis’s rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years shall terminate. The Committee shall determine whether all or a portion of Mr. Lewis’s Annual Bonus under the Plan for the Contract Year in which his death or disability occurs shall be paid if Mr. Lewis’s employment has been terminated by reason of death or disability.

Method of Payment

Prior to the second quarter of 2004, bonuses were paid to Mr. Lewis in cash within 60 days following the end of each quarter. Commencing with the second quarter of 2004, the  Committee determined that bonuses should be paid at the end of each Contract Year. In the second quarter of 2004, the Committee also established Company specific performance goals for 2004. Because none of the Company specific Performance Goals were satisfied, Mr. Lewis did not receive a bonus for these Performance Goals. In the first quarter, Mr. Lewis received a bonus based on the prior practice of the Company under the plan that permitted quarterly cash payments.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS APPROVAL OF THE AMENDED AND RESTATED EDWIN LEWIS BONUS PLAN.

PROPOSAL IV

APPROVAL OF MOSSIMO, INC. 2005 STOCK OPTION PLAN

In 1995 the Board of Directors of Mossimo, Inc. adopted the Mossimo, Inc. 1995 Stock Plan (“1995 Plan”) and the Mossimo, Inc. 1995 Non-Employee Director Stock Option Plan (“Non-Employee Plan”). The 1995 Plan and Non-Employee Plan will expire on December 15, 2005. It is anticipated that when the 1995 Plan expires, approximately 427,310 of unexercised stock options issued pursuant to the 1995 Plan will remain outstanding. A total of approximately 422,290 shares remain available for grants of options under the 1995 Plan. It is anticipated that when the Non-Employee Plan expires, approximately 164,000 of unexercisable stock options issued pursuant to the Non-Employee Plan will remain outstanding. A total of approximately 53,000 shares remain available for grants of options under the Non-Employee Plan. See “Equity Compensation Plan Information” for further information.

To replace the 1995 Plan and the Non-Employee Plan, the Company’s Board of Directors of the Company has adopted the Mossimo, Inc. 2005 Stock Option Plan (“2005 Plan”), subject to shareholder approval. The purpose of the 2005 Plan is to promote the long-term success of Mossimo, Inc. and the creation of shareholder value. The Board of Directors believes that the availability of stock options will be a key factor in the ability of the Company to attract and retain qualified individuals to serve as directors, officer and employees. A copy of the 2005 Plan is attached as Exhibit H to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the 2005 Plan.

The 2005 Plan authorizes the Company to grant options that qualify as incentive stock options (“ISO”) under the Internal Revenue Code of 1986 and nonqualified stock options (“NSOs”) to officers and employees of the Company and its affiliated companies. Nonemployee directors and consultants are only eligible to receive NSOs.

The 2005 Plan sets aside 1,500,000 authorized, but unissued, shares of the Company’s Common Stock (“Shares”) for grant at an amount per share equal to not less than the fair market value of Company’s Common Stock on the date each option is granted. If an ISO is granted to an officer or employee of the Company who, at the time of the grant, owns more than 10 percent of the Company’s Common Stock, the exercise price of the options must be not less than 110 percent of the fair market value of Company’s Common Stock, at the time the option is granted. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options will be treated as NSOs. The 1,500,000 authorized under the 2005 Plan are equal to approximately 10 percent of the total number of shares of the Company’s Common Stock currently outstanding.

Upon receipt of cash (or, with the consent of the Board of Directors, common stock already owned by the optionee) which equals the total consideration for the exercise of a stock option, share certificates will be issued to the exercising optionee. Upon approval by the Board of Directors options may also be exercised through a broker-dealer selected by the optionee in a “cashless exercise” procedure. Options will expire as specified in the 2005 Plan, or on such date as the Board of Directors may determine at the time the Company’s grants the option; provided, however, an option may not have a term in excess of ten years. All options granted pursuant to the 2005 Plan become exercisable in full (i) for a period of 12 months in the event of the termination of the employee’s or nonemployee director’s service because of death or permanent disability, or (ii) for a period of at least 30 days in the event of a change in control with respect to the Company.

The Board of Directors may amend, suspend or terminate the 2005 Plan at any time and for any reason, except that an amendment of the 2005 Plan is subject to shareholder approval to the extent required by law, regulation or rule. The Board of Directors may not amend the 2005 Plan to increase the number of shares available for grants of options without shareholder approval.

Unless the Board of Directors terminates the 2005 Plan earlier, the 2005 Plan will terminate on September 30, 2015. The Company may not grant any options under the 2005 Plan after the termination date, but termination will not affect any option previously granted by the Company.

The 2005 Plan will be administered by the Board of Directors, Compensation Committee (the “Committee”). The Committee will have the authority to construe and interpret the 2005 Plan; define the terms used therein; prescribe, amend and rescind rules and regulations relate to administration of the 2005 Plan; select from the eligible class of individuals the persons to whom and the times at which options should be granted, the terms of stock option agreements and the number of shares to each option; and make all other determinations necessary or advisable for administration of the 2005 Plan. Also, the Committee may adopt such rules or guidelines as it deems appropriate to implement the 2005 Plan. The determinations of the Committee under the 2005 Plan will be final an binding on all persons.

Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the “spread” between the exercise price and the fair market value of the Company’s Common Stock on the date of exercise; the Company will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 2005 Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied. No options have been granted subject to shareholder approval of the 2005 Plan.

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123R, which requires all share-based payments to employees, including grants of employee stock options and purchases under employee stock purchase plans, to be recognized as expenses in the statement of operations based on their fair values and vesting periods. The Company will adopt the provisions of SFAS 123R on January 1, 2006, which is the start of its next fiscal year. The Company is currently assessing the impact of this prospective change in accounting and believes that it will not have  a material and adverse impact on the Company’s reported results of operations.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD RECOMMENDS APPROVAL OF THE MOSSIMO, INC. 2005 STOCK OPTION PLAN.

INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of the Audit Committee, appointed KPMG LLP as the Company’s independent auditors to conduct the audit of the Company’s books and records for the fiscal year ended December 31, 2004. Representatives of KPMG LLP are not expected to be present at the Annual Meeting.

Audit Fees.   The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the years ended December 31, 2004 and December 31, 2003, and the reviews of the financial statements included in our Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $115,000 and $84,000, respectively.

Audit-Related Fees.   The aggregate fees billed in each of the years ending December 31, 2004 and December 31, 2003 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our financial statements and are not included in the above paragraph were $0 and $0, respectively.

Tax Fees.   The aggregate fees billed in each of the years ending December 31, 2004 and December 31, 2003 for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 and $0, respectively.

All Other Fees.   The aggregate fees billed for services rendered by our principal accountants, other than described above, for the fiscal years ending December 31, 2004 and December 31, 2003, were $0 and $93,000, respectively. All other fees in 2003 consisted of due diligence work on a potential acquisition and valuation services for the Company.

All audit related services, tax services and other services were pre-approved by our Audit Committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy provides for the pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles.

Each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of the Nasdaq listing standards.

We have reviewed and discussed with the independent auditors’ matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). We have received from the auditors a formal written statement describing the relationships between the auditor and the Company that might bear on the auditor’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). We have discussed with the independent auditors’ matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the auditors’ independence.

We have reviewed and discussed with management and the independent auditors’ the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. We discussed with the independent auditors’ the overall scope and plans of their audits. We met with the independent auditors’, with and without management present, to discuss results of their examinations, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Additionally, the Audit Committee has received representations from the independent auditors’ that the audit of the Company’s financial statements for the year ended December 31, 2004 was subject to their quality control systems for U.S. accounting and audit practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, and that there was appropriate continuity of their personnel working on the audit and availability of national office consultation.

Based on the reviews and discussions referred to above and our review of the Company’s audited financial statements for the year ended December 31, 2004, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

Respectfully submitted,
AUDIT COMMITTEE
Robert Martini
William R. Halford
Brett White

The above report of the Audit Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPARATIVE STOCK PERFORMANCE BY THE COMPANY

The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total stockholder return on its common stock with the cumulative total stockholder return on (1) a broad equity market index and (2) a published industry index or peer group. Prior to fiscal 2001, the Company had compared its common stock performance with the S&P 500 Composite Index and the S&P Textile (Apparel Manufacturers) Index. For fiscal 2002, 2003 and 2004 the Company believes the more appropriate comparisons are to the S&P SmallCap 600 Index and the peer group comprised of Cherokee Inc.

From the Company’s initial public offering in February 1996 through May 25, 2000, the Company’s common stock had been listed on the New York Stock Exchange (trading symbol “MGX”). From May 26, 2000 until April 15, 2002, the Company’s Common Stock traded on the National Association of Securities Dealers Over-the-Counter Bulletin Board (trading symbol “MGXO.OB”). Effective as of April 16, 2002, the Company’s common stock has been listed on the Nasdaq Small Cap Market (trading symbol “MOSS”). As a result of these events, the Company currently believes that the S&P SmallCap 600 Index is a better measure of comparison than the S&P 500 Composite Index it had been previously using.

Prior to entering into the Target Agreement on March 28, 2000, the Company had been a manufacturer and marketer of its own lifestyle collection of sportswear and activewear, and thus the Company compared its stock performance against the S&P Textile (Apparel Manufacturers) Index. As a result of entering into the Target Agreement, the Company no longer manufactures, sources, or directly markets its products. Accordingly for fiscal 2002, 2003 and 2004, the Company no longer considers comparison with the S&P Textile (Apparel Manufacturers) Index appropriate. Due to the nature of the Company’s business now being that of a licensor of its Mossimo trademarks, the Company believes that Cherokee Inc., the Nasdaq Stock Market listed licensor of brands and trademarks, has a business similar in nature to the business of the Company, and is the best indicator comparable to the Company.

For fiscal 2004, the Company is comparing its common stock performance with the S&P SmallCap 600 Index and the peer group comprised of Cherokee Inc. Pursuant to SEC regulations, the Company is also including comparison against the S&P 500 Index and the S&P Apparel, Accessories & Luxury Goods Index. The following chart assumes an investment of $100 on December 31, 1999 in each and the reinvestment of all dividends.

The stock performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the Proxy Statement for the 2005 Annual Meeting of Stockholders must be received by the Company’s Corporate Secretary at its principal executive offices a reasonable time before the Company begins to print and mail its proxy materials. Any such proposal must comply with the requirements of Rule 14a-8.

In addition, our Bylaws provide that no business proposal will be considered properly brought before the 2005 Annual Meeting by a stockholder, and no nomination for the election of directors will be considered properly made at the 2005 Annual Meeting by a stockholder, unless notice thereof, which contains certain information required by the Bylaws, is provided to the Company no later than 60 days nor more than 90 days, prior to the annual meeting; provided, however, that in the event that less than sixty (60) days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice to be timely must be received no later than the close of business on the 10th day after which notice of the date of the meeting was publicly announced. The chairman of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or applicable procedures of our Bylaws.

Stockholder proposals should be submitted to the Corporate Secretary of the Company at the Company’s principal executive offices located at 2016 Broadway, Santa Monica, California 90404.

OTHER MATTERS

While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgement of the persons voting such proxies.

ANNUAL REPORT TO STOCKHOLDERS

The Company’s Annual Report for the year ended December 31, 2004, which includes the Company’s 2004 annual report on Form 10-K (without exhibits) as filed with the Securities and Exchange Commission, will first be mailed to stockholders of record as of October 19, 2005 on or about November 17, 2005.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

Mossimo G. Giannulli
Chairman and Co-Chief Executive Officer

Santa Monica, California
November 17, 2005

EXHIBIT A

MOSSIMO, INC.

Charter of the Audit Committee of the
Board of Directors
(Adopted as of April 26, 2004)

I.   STATEMENT OF POLICY

This Charter specifies the scope of the responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Mossimo, Inc. (the “Company”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The primary purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee management’s financial, accounting and reporting processes, the Company’s system of internal accounting and financial controls and the Company’s compliance with related legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance of the public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work or performing other review or attest services to the Company as required under the federal securities laws (the “Independent Auditor”) and shall approve the appointment and terms of engagement of, and retain and oversee the Company’s Independent Auditor. The Committee shall prepare any reports required by the Committee under rules of the Securities and Exchange Commission (the “SEC”). The Committee shall regularly report its activities to the Board.

The Company shall provide appropriate funding as determined by the Committee to permit the Committee to perform its duties under this Charter and to compensate its advisors. The Committee, at its discretion, has the authority to initiate special investigations, and if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Committee, to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

The Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and providing all required certifications relating to those financial statements; the Independent Auditor is responsible for auditing those financial statements. In carrying out its oversight responsibilities, the Committee is relying on information provided by the Company’s management and the Company’s Independent Auditor. The Committee is not responsible for providing any expert or special assurance nor any guarantee as to the accuracy or completeness of the Company’s financial statements or other public disclosure, nor is the Committee providing any professional certification as to the work of the Independent Auditor.

II.   ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee’s composition and qualifications shall meet the rules and requirements of NASDAQ as well as laws and regulations applicable to Audit Committees.

The Committee shall be comprised of three or more directors, none of whom shall:

•       accept any compensation from the Company, other than for board or committee service

•       be an affiliated person of the Company or any subsidiary of the Company

•       not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the prior three years

Each member of the Committee shall meet the independence, experience and financial literacy requirements of NASDAQ and other applicable laws and regulations. At least one member of the

Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall satisfy the requirements of an “audit committee financial expert” as defined by the SEC.

The members of the Committee shall be appointed by the Board taking into account the recommendation of the Nominating and Governance Committee and shall serve until their successors shall be duly elected and qualified or their earlier resignation or removal by the Board. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.   MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may form and delegate authority to subcommittees when appropriate, or to one or more members of the Committee. The Committee shall meet with management, the chief internal auditor, the general counsel and the Independent Auditor in separate executive sessions as appropriate. The Committee shall meet with the independent Auditor and management to review the Company’s financial statements and financial reports contained in the Company’s annual and quarterly reports to be filed with the SEC. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.   COMMITTEE AUTHORITY AND RESPONSIBILITIES

The following sets forth the Committee’s authority and responsibilities.

The authorities and responsibilities enumerated in this Section shall be the common recurring activities of the Committee in carrying out its purposes. The Committee may assume additional duties or responsibilities, carry out additional functions or adopt additional policies and procedures as may be appropriate to carry out is purposes or in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time.

A.   Oversight of the Company’s Independent Auditor

The Committee shall be directly and solely responsible for the appointment, engagement, termination and oversight of the Independent Auditor (including the resolution of any disagreements between management and the Independent Auditor regarding financial reporting). The Independent Auditor shall report directly to the Committee. The Committee shall:

1.                 Evaluate annually the qualifications, performance and independence of the Independent Auditor.

2.                 Obtain periodically from the Independent Auditor a formal written statement of the matters to be communicated to the Committee as required by auditing standards generally accepted in the United States of America, and, in particular, describing all relationships between the Independent Auditor and the Company, and discuss with the Independent Auditor any disclosed relationships or services that may impact auditor objectivity and independence.

3.                 Ensure the rotation, as required by applicable law or regulation, of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit of the Independent Auditor.

4.                 Approve in advance as required by applicable law or regulation, the engagement of the Independent Auditor for all audit and permitted non-audit services, based on independence, qualifications and performance, approve the fees of any such engagement, and consider the compatibility of permitted non-audit services with the independence of the auditor; provided, however, that the Committee may delegate to any subcommittee the authority to grant preapprovals for audit and permitted non-audit services, and provided, further, that the decisions of such subcommittee to grant any such preapproval shall be presented to the Committee at its next scheduled meeting.

5.                 Meet with the Independent Auditor annually to discuss the overall scope, planning and staffing of the audit.

6.                 Periodically review with the Independent Auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the Independent Auditor in connection with the preparation of the financial statements.

7.                 Review with the Independent Auditor on a timely basis any accounting adjustments that were proposed by the auditor, any material written communications between the audit firm and the Company’s management with respect to auditing or accounting issues and any “management” or “internal control” letters or schedules of unadjusted differences issued, or proposed to be issued, by the audit firm to the Company.

8.                 Review with the Independent Auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principals that the Independent Auditor has discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by the Independent Auditor.

B.   Review of Charter, Financial Reporting, Policies and Processes

To fulfill its responsibilities and duties the Committee shall, to the extent that it deems necessary or appropriate, and in addition to the items described above:

1.                 Review the adequacy of this Charter on an annual basis, or as otherwise necessary, and make recommendations to the Board concerning any amendments to this Charter.

2.                 Review and discuss with management and the Independent Auditor the Company’s annual audited and quarterly financial statements, including the effect of regulatory and accounting initiatives, and any certification, report, opinion or review rendered by the Independent Auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

3.                 Review and discuss with management and the Independent Auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s Form 10-K and Form 10-Q.

4.                 Review with management and the Independent Auditor any significant judgments made by management in the preparation of the financial statements and the view of each as to appropriateness of such judgments.

5.                 The Committee shall review and discuss with management, the chief internal auditor and the Independent Auditor, prior to public dissemination, the annual internal control report of management required by applicable law or regulation.

6.                 Review quarterly with management its evaluation of the Company’s procedures and controls designed to ensure that information required to be disclosed in its periodic public reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

C.   Risk Management, Legal Compliance and Ethics

1.                 Review with the principal executive and financial officers of the Company any report on significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

2.                 Review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws and regulations.

3.                 Ensure the establishment of and periodically review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.                 Review and recommend to the Board a code of ethics for senior officers and ensure prompt disclosure to the public, as required by applicable law or regulation, of such code of ethics and of any change in, or waiver of, such code of ethics.

5.                 Prepare the Committee’s report required by the rules of the SEC to be included in the Company’s annual proxy statement.

6.                 The Committee shall review periodically with the Company’s outside legal counsel, legal and regulatory matters that could have a material impact on the Company’s financial statements or compliance policies.

EXHIBIT B

MOSSIMO, INC.

COMPENSATION COMMITTEE CHARTER

This Compensation Committee Charter was adopted by the Board of Directors (the “Board”) of Mossimo, Inc. (the “Company”) on April 26, 2004, and supercedes all prior delegation of authority to the Compensation Committee.

I. Purpose

The purpose of the Compensation Committee (the “Committee”) is to provide assistance to the Board by:

•       designing (in consultation with management or the Board), recommending to the Board for approval and evaluating the compensation plans, policies and programs of the Company, especially those regarding executive compensation;

•       determining the compensation of the Chief Executive Officer and the other executive officers of the Company; and

•       producing the annual Report of the Compensation Committee on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations.

The Committee shall ensure that compensation programs are designed to encourage high performance, promote accountability and assure that employee interests are aligned with the interests of the Company’s stockholders.

In addition to the specific powers and responsibilities delegated to the Committee in this Charter, the Committee shall also carry out and may exercise any other powers or responsibilities as are assigned by law, the Company’s charter or bylaws or as may be delegated to it by the Board from time to time and in all instances subject to the applicable provisions of the Delaware General Corporation Law (including, without limitation, Section 141 thereof). The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be made by the Committee in its sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board.

II. Membership

The Committee shall be comprised of at least two directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall:

•       qualify as independent under the applicable listing requirements of the Nasdaq Stock Market;

•       be a “non-employee director” within the meaning of Rule 1 6b-3 of the Securities Exchange Act of 1934, as amended;

•       be an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and

•       be otherwise free from any relationship that, in the business judgment of the Board, would interfere with his or her exercise of business judgment as a Committee member.

The members of the Committee shall be appointed by the Board. Unless a Chairperson of the Committee (the “Chairperson”) is designated by the Board, the Committee may designate a Chairperson by a majority vote of the full Committee membership.

III. Specified Duties

To fulfill its responsibilities, the Committee shall be responsible for:

•       reviewing and approving any changes in the compensation philosophy of the Company as may be proposed by management from time to time;

•       reviewing and approving corporate goals and objectives relating to the compensation of the chief executive officers, evaluating the performance of the chief executive officers in light of these goals and objectives and establishing the compensation of the chief executive officers based on such evaluation;

•       reviewing and approving all compensation for the other executive officers, as such term is defined in Rule 16a-l promulgated under the Securities Exchange Act of 1934, as amended (“Executive Officers”)

•       reviewing stock option, employee pension and benefit plans (401(k), employee stock purchase plan, etc.);

•       reviewing and approving the grant of perquisite benefits and related policies involving Executive Officers;

•       reviewing succession plans on a periodic basis as deemed appropriate by the Committee;

•       reviewing and approving Executive Officer and director indemnification and insurance matters; and

•       preparing and approving the Report of the Compensation Committee to be included as part of the Company’s annual proxy statement.

The Committee’s responsibility for reviewing and approving employee benefit plans includes responsibility for general administration, periodic review of the plans, the setting of performance targets when appropriate, and approval of any and all changes, including termination of compensation plans when appropriate.

IV. Delegation of Duties

In fulfilling its responsibilities, the Committee shall, subject to the following paragraphs, be entitled to delegate any or all of its responsibilities to a subcommittee consisting of one or more members of the Committee or to specified Executive Officers of the Company. All proposed delegations shall be adopted by a resolution of the Committee and, as appropriate, reviewed for compliance with the relevant plan and applicable legal requirements by the Company’s legal, tax and accounting advisors before they are voted upon at meetings. The resolution shall specify which duties are being delegated, to whom the duties are delegated, and which oversight powers the Committee retains.

The Committee shall not delegate any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code (“Section 162(m)”).

The Committee shall, without delegation:

•       set and commit to writing any and all performance targets for all qualified performance-based compensation plans within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) in order for such target to be “pre-established” within the meaning of Section 162(m);

•       certify that any and all performance targets used for any performance- based compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

•       approve all amendments to Company equity-based and other qualified compensation plans;

•       grant any awards under any performance-based equity compensation plans to Executive Officers or current employees with the potential to become a Chief Executive Officer or an Executive Officer;

•       approve awards under the Company’s stock option plan(s) to Executive Officers or current employees with the potential to become a Chief Executive Officer or an Executive Officer; and

V. Meetings and Procedures

The Committee shall meet on a regularly-scheduled basis as it deems appropriate and on such other occasions as circumstances may dictate or the members of the Committee may from time to time determine. Meetings of the Committee shall be held upon call by the Chairperson. A quorum of the Committee shall consist of a majority of the members of the Committee in office at the time of any meeting and the vote of a majority of the members of the Committee present at the time of a vote, if a quorum is present at that time, shall be the act of the Committee. The Chairperson or, in his or her absence, another member chosen by the attending members, shall preside at each meeting and set the agendas for Committee meetings.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee but may not vote and shall not participate in any discussion or deliberation unless invited to do so by the Committee. The Committee may, at its discretion, include in its meetings members of the Company’s management, compensation, legal, tax and accounting advisors and any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee.

The Chairperson shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

The Committee shall maintain written minutes of its proceedings which shall be submitted to the Board and retained by the Secretary for inclusion in the Company’s records.

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EXHIBIT C

MOSSIMO, INC.

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

This Nominating and Corporate Governance Committee Charter was adopted by the Board of Directors (the “Board”) of Mossimo, Inc. (the “Company”) on April 26, 2004.

I.   Purpose

The purposes of the Nominating and Corporate Governance Committee (the “Committee”) are to:

•       identify qualified individuals to serve as Directors of the Company;

•       recommend to the Board a slate of directors for election or reelection as Directors by the stockholders at the annual meeting, as well as candidates to fill any vacancies that may occur on the Board from time to time;

•       make recommendations to the Board regarding the policies of the Company regarding corporate governance and business conduct and ethics; and

•       fulfill the other responsibilities described below, as well as such additional responsibilities as may be delegated to the Committee from time to time by the Board.

II.   Membership and Term of Office

The Committee shall be comprised of at least two directors as determined by the Board each of whom shall be independent under the applicable listing requirements of the Nasdaq Stock Market. The Board shall designate the Chairperson of the Committee.

III.   Responsibilities

The Committee shall have the power and duty to:

1.     Review, at least annually, the structure of the Board to assure that the proper skills and experience are represented on the Board. The Committee has been instructed that Company’s policy goal is to attempt to have at least a majority of the members of the Board be independent directors.

2.     Recommend to the full Board:

•        nominees to fill vacancies on the Board as they occur; and

•        prior to each annual meeting of stockholders, a slate of nominees for election or reelection as Directors by the stockholders at the annual meeting.

3.     Seek out and evaluate candidates to serve as Board members, and consider candidates submitted by stockholders of the Company in accordance with the notice provisions and procedures set forth in the by-laws of the Company and the applicable provisions of the federal securities laws. The criteria to be used by the Committee in considering candidates to serve as directors shall include:

•        commitment to ethical conduct and personal and professional integrity as evidenced through the person’s business associations, service as a director or executive officer of other organizations, and/or education;

•        objective perspective and mature judgment developed through business experiences and/or educational endeavors;

•        the candidate’s ability to work with other members of the Board of Directors and management to further our goals and increase stockholder value; the ability and commitment to devote sufficient time to carry out the duties and responsibilities as a director;

•        demonstrated experience at policy making levels in various organizations and in areas that are relevant to our activities;

•        the skills and experience of the potential nominee in relation to the capabilities already present on the Board of Directors; and

•        such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the SEC and the Nasdaq Stock Market.

The Committee shall consider the importance of having at least one independent director with significant experience and expertise in retailing and at least one independent director with significant experience and expertise in finance, and such other attributes as shall be relevant in constituting a Board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market.

4.     Periodically make recommendations to the Board with respect to the size of the Board.

5.     Recommend to the Board the membership of the committees of the Board.

6.     Periodically make recommendations to the Board with respect to the compensation of Board members.

7.     Make all determinations as to whether of not an individual is independent, taking into account any applicable regulatory requirements and such other factors as the Committee may deem appropriate; provided, however, that current employees of the Company shall not be deemed independent.

8.     Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing corporate governance guidelines to be adopted by the Board.

9.     Review periodically with the Company’s legal advisors, in light of changing conditions, new legislation and other developments, the Company’s policies regarding business conduct and ethics, and make recommendations to the Board for such changes to the policy as the Committee shall deem appropriate.

10.   Perform such other functions as may from time to time be delegated by the Board of Directors.

11.   In conjunction with the full Board, undertake a periodic evaluation of the Committee.

12.   The Committee shall conduct periodic reviews of the performance of all Board members, and shall consider the results of such reviews when it makes its recommendations to the Board with respect to membership on the Board.

IV.   Meetings and Procedures

The Committee shall meet on a regularly-scheduled basis as it deems appropriate and on such other occasions as circumstances may dictate or the members of the Committee may from time to time determine. Meetings of the Committee shall be held upon call by the Chairperson. A quorum of the Committee shall consist of a majority of the members of the Committee in office at the time of any meeting and the vote of a majority of the members of the Committee present at the time of a vote, if a quorum is present at that time, shall be the act of the Committee. The Chairperson or, in his or her absence, another member chosen by the attending members, shall preside at each meeting and set the agendas for Committee meetings.

All independent directors that are not members of the Committee may attend and observe meetings of the Committee but may not vote and shall not participate in any discussion or deliberation unless invited to do so by the Committee. The Committee may, at its discretion, include in its meetings members of the Company’s management, compensation, legal, tax and accounting advisors and any other personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any director that is not a member of the Committee.

The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s by-laws that are applicable to the Committee.

The Chairperson shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

The Committee shall maintain written minutes of its proceedings which shall be submitted to the Board and retained by the Secretary for inclusion in the Company’s records.

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EXHIBIT D

MOSSIMO, INC.

CORPORATE GOVERNANCE GUIDELINES

April 26, 2004

INTRODUCTION

The following Corporate Governance Guidelines (the “Guidelines”) have been adopted by the Board of Directors (the “Board”) of Mossimo, Inc. (the “Company”) to assist the Board in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing shareholder value over the long term. The Guidelines are subject to modification from time to time by the Board.

BOARD SIZE AND INDEPENDENCE

The Board will, by appropriate amendment to the by-laws, fix the exact number of directors at any time after considering the recommendation of the Nominating and Corporate Governance Committee.

The Company’s goal is that at least a majority of the directors shall be independent as defined by Nasdaq. For a director to be independent, the Nominating and Corporate Governance Committee must affirmatively determine that an individual is independent, taking into account any applicable regulatory requirements and such other factors as such Committee may deem appropriate; provided, however, that there shall be a five year “cooling off” period, during which they shall not be deemed independent, for the following individuals; (i) former employees of the Company, or of its independent auditor; (ii) former employees of any company whose compensation committee includes an officer of the Company; and (iii) immediate family members of the individuals specified in (i) and (ii) above. To the extent required by a legal requirement or the terms of the listing of the Company’s stock, the full Board shall make the final determination on the independence status of any director after receipt of the foregoing determination by the Nominating and Corporate Governance Committee.

BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee has the responsibility for identifying and recommending to the Board individuals to serve as directors of the Company in accordance with its charter. Prior to making its recommendations for new board members, such Committee shall discuss the qualifications of the individuals being considered with other the directors and with the Chief Executive Officer of the Company.

Directors who are officers of the Company and cease to serve as such and directors who change job responsibilities, are expected to submit an offer of resignation to the Board. Such offer shall be reviewed by the Nominating and Corporate Governance Committee, which shall make a recommendation to the Board as to whether or not such offer of resignation shall be accepted.

The Nominating and Corporate Governance Committee shall consider all director nominations annually.

The Board believes that variety in the lengths of service among the directors benefits the Company. Therefore, no term limits have been established.

RESPONSIBILITIES OF THE BOARD

The Board shall have the responsibility to determine the types of operations that the Company will engage in, to elect the officers of the Company, to designate the executive officers of the Company under the Securities Exchange Act of 1934, and to generally oversee the management of the Company. The Board shall annually review and approve the business plan of the Company.

BOARD MEETINGS

The Board shall meet at least quarterly and may meet more frequently if the Chairman deems it appropriate.

Non-management directors shall meet without management in regular executive sessions at each Board meeting. The Chairperson of the Nominating and Corporate Governance Committee shall chair the meetings of the non-management directors.

LEAD INDEPENDENT DIRECTOR

The Nominating and Corporate Governance Committee may designate a lead independent director if it deems it appropriate to do so.

BOARD COMMITTEES

The Board utilizes an active committee structure. The standing Committees are the Audit, Compensation and Nominating and Corporate Governance Committees, each of which is to be chaired by, and comprised entirely of, independent directors. The Board also establishes appropriate ad hoc committees from time to time to supervise discrete Company activities.

COMMITTEE ASSIGNMENTS

The Nominating and Corporate Governance Committee is charged with recommending committee assignments to the Board each year. In developing these recommendations, it takes into account the background and experiences of the individual members of the Board and the desirability of rotating assignments in appropriate situations. Director’s compensation must be the sole remuneration from the Company for members of the Audit Committee.

BOARD AND COMMITTEE AGENDA

The Chairman of the Board, in consultation with other Board members and senior management, develops the agenda for Board meetings. The Chairperson of the applicable committee, in consultation with the Chairman of the Board, sets the agenda for committee meetings.

DIRECTOR COMPENSATION

The Nominating and Corporate Governance Committee shall periodically review director compensation and make recommendations as appropriate to the full Board.

DIRECTOR EVALUATIONS

The Nominating and Corporate Governance Committee shall conduct periodic reviews of the performance of all Board members, and shall consider the results of such reviews when it makes its recommendations to the Board with respect to membership on the Board.

BOARD EVALUATION OF THE CHIEF EXECUTIVE OFFICER

The Compensation Committee shall periodically review the performance of the Chief Executive Officer. Such Committee is formally charged with setting performance goals for the Chief Executive Officer and other executive officers of the Company.

The chairman of the Compensation Committee shall periodically report to the full Board on performance and compensation of the Chief Executive Officer.

DIRECTOR ACCESS TO MANAGERS AND OUTSIDE ADVISORS

Each director may consult with any manager or employee of the Company or with any outside advisor to the Company at any time. If appropriate, it is expected that the director will inform the Chairman when significant issues are being discussed.

The Board, as well as each Committee of the Board, shall have the right to retain, at the Company’s expense, such outside advisors as the Board or applicable Committee shall deem appropriate and not inconsistent with the charter of any Committee.

STRATEGIC PLANNING

The Board shall dedicate a substantial portion of one meeting per year to presentations by management and a discussion of the Company’s strategic plan. The Board also expects management to periodically report to the Board on the Company’s programs and actions to implement the strategic plan.

SUCCESSION PLANNING

The Chief Executive Officer shall report periodically to the Board on succession planning for the executive officer positions in the Company.

BUSINESS CONDUCT POLICY

The Company shall maintain a Code of Conduct, which shall be reviewed periodically by the Nominating and Corporate Governance Committee. Material waivers of the requirements of the Policy shall be subject to the approval of the Board, except that any waiver applicable to an executive officer shall be approved by the Board and, to the extent required by law, disclosed.

OUTSIDE DIRECTORSHIPS BY EXECUTIVE OFFICERS

Each executive officer shall advise the Board, through the Secretary of the Company, of all of his or her directorships in publicly held companies. The Board may limit the number of such directorships for any executive officer if it believes that they will interfere with the executive officer’s responsibilities to the Company.

PERIODIC REVIEW

The Board reviews these guidelines from time to time.

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EXHIBIT E

MOSSIMO, INC.

CODE OF BUSINESS CONDUCT

April 26, 2004

Mossimo, Inc.’s Code of Business Conduct (“Code”) sets forth the guiding principles by which we operate our company and conduct our daily business with our shareholders, customers, vendors and with each other is intended as an overview of the Company’s guiding principles and not as a restatement of Company policies and procedures.

This Code cannot and is not intended to cover every applicable law or provide answers to all questions that might arise; for that we must ultimately rely on each person’s good sense of what is right, including a sense of when it is proper to seek guidance from others on the appropriate course of conduct. Because our business depends upon the reputation of the Company and its directors, officers and employees for integrity and principled business conduct, in many instances this Code goes beyond the requirements of the law.

These principles apply to all directors, officers and employees of Mossimo. It is the obligation of each and every director, officer and employee of Mossimo to become familiar with the goals and policies of the Company and integrate them into every aspect of our business. Our ethics are ultimately determined by all of us as we do our daily jobs. Our standard has been, and will continue to be, that of the highest ethical conduct.

1. Complying With Law and Code

All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the United States and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business or the laws, rules and regulations of which are applicable to the Company (collectively, the “Laws”).

Such legal compliance should include, without limitation, compliance with the “insider trading” prohibitions applicable to the Company and its employees, officers, and directors. Generally, employees, officers, and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell, or otherwise trade in the Company’s securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information, especially since the individuals receiving such information might utilize such information to trade in the Company’s securities. Company employees, officers, and directors are directed to discuss any questions they may have regarding the applicability of such “insider trading” prohibitions with the Company’s Chief Financial Officer.

Please consult with the Company’s Chief Executive Officer or Chief Financial Officer immediately if you have questions about any of the Laws.

2. Conflicts of Interest

All employees, officers, and directors of the Company should be scrupulous in avoiding a conflict of interest with the Company’s interests (a “Conflict of Interest”). A Conflict of Interest exists whenever an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A Conflict of Interest can arise when an employee, officer, or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. A Conflict of Interest may also arise when an employee, officer, or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party.

Conflicts of Interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors of the Company (the “Board”) or committees of the Board. Conflicts of Interest may not always be clear-cut, so if you have any questions, you should immediately consult with the Company’s Chief Executive Officer or Chief Operating Officer. Any employee, officer, or director who becomes aware of a Conflict of Interest or a  Potential Conflict of Interest should bring it to the attention of a supervisor, manager, other appropriate personnel, Chief Executive Officer or Chief Financial Officer.

3. Corporate Opportunity

Employees, officers, and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of corporate property, information, or position; (b) using corporate property, information, or position for personal gain; and (c) competing with the Company.

Employees, officers, and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

4. Confidentiality

Employees, officers, and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Company or required by laws, regulations, or legal proceedings. Whenever feasible, employees, officers, and directors should consult with the Company’s Chief Executive Officer or Chief Financial Officer if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.

5. Fair Dealing

Each employee, officer, and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors, officers, and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

6. Protection And Proper Use Of Company Assets

All employees, officers, and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used for legitimate business purposes.

7. Reporting Any illegal Or Unethical Behavior

Employees are encouraged to talk to supervisors, managers, or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers, and directors who are concerned that violations of this Code or that other illegal or unethical conduct by employees, officers, or directors of the Company have occurred or may occur should either contact their supervisor or superiors. If they do not believe it appropriate or are not comfortable approaching their supervisors or superiors about their concerns or complaints, then they may contact the Company’s Chief Executive Officer or Chief Financial Officer. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings.

8. No Retaliation

The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers, and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

9. Special Ethics Obligations For Employees with Financial Reporting Responsibilities

As a public company, it is of critical importance that the Company’s filings with the Securities and Exchange Commission (the “Commission”) be accurate and timely. Depending on their position with the Company, an employee, officer, or director may be called upon to provide necessary information to assure that the Company’s public reports are complete, fair and understandable. The Company expects employees, officers, and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company’s public disclosure requirements.

The Accounting Department bears a special responsibility for promoting integrity throughout the organization, with responsibilities to stakeholders both inside and outside of Mossimo. The Chief Executive Officer, the Chief Financial Officer and the Accounting Department personnel have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the company as a whole that ensures the fair and timely reporting of Mossimo’s financial results and condition. Because of this special role, the Chief Executive Officer, the Chief Financial Officer and all members of Mossimo’s Accounting Department are bound by the following Financial Officer Code of Ethics, and each agrees that he or she will:

•       Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

•       Provide information that is accurate, timely, and understandable disclosure in reports and documents that Mossimo files with, or submits to, government agencies and in other public communications.

•       Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

•       Respect the confidentiality of information acquired in the course of one’s work except when authorized or otherwise legally obligated to disclose.

•       Share knowledge and maintain skills important and relevant to stakeholder’s needs.

•       Proactively promote and be an example of ethical behavior.

•       Achieve responsible use of and control over all assets and resources employed or entrusted.

•       Promptly report to the Chairman of the Audit committee any conduct that the individual believes to be a violation of law or business ethics or of any provisions of the Code, including any transaction or relationship that reasonably could be expected to give rise to such a conflict.

10. Violations

Violations of this Code, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment. If you believe that a violation of the Code has occurred, please contact the Audit Committee of the Board of Directors.

11. Amendment, Modification And Waiver

This Code may be amended, modified or waived by the Board, subject to the disclosure and other provisions of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules thereunder. The Company shall immediately disclose of any change to, or waiver from, this Code for its principal executive officer, chief operating officer, and senior financial officers in accordance with the Exchange Act and the rules and regulations of the Commission.

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EXHIBIT F

AMENDED AND RESTATED MOSSIMO GIANNULLI BONUS PLAN

1.   PURPOSE OF THE PLAN

The Mossimo Giannulli Bonus Plan (the “Plan”) is designed to provide Mossimo Giannulli (“Executive”) with bonus compensation for the accomplishment of specific preestablished financial performance objectives (the “Performance Objectives”) by the Company, based on objective business criteria that enhance value for the Company’s stockholders. Such bonus compensation is intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

2.   EFFECTIVE DATE, TERM AND CONTRACT YEAR

The Plan shall be effective as of February 1, 2002 and shall remain in effect until January 31, 2007, or until such earlier time as it shall be terminated by the Board of Directors of the Company (the “Board”) in accordance with Section 9.

The Plan year (the “Contract Year”) shall commence on each February 1 and end on January 31 of the following year, during the term of the Plan.

3.   ELIGIBILITY

Executive shall be eligible to participate in the Plan during such time as Executive is employed by the Company, unless otherwise determined by the Committee. No other person shall be eligible to participate in the Plan.

4.   BUSINESS CRITERIA AND BONUS FORMULA

At the discretion of the Compensation Committee (the “Committee”) of the Board of Directors, Executive shall be eligible to earn an annual bonus (the “Annual Bonus”) based on the achievement of the Performance Objectives by the Company, as determined by the Committee of the Board. The Performance Objectives shall be based on any of the following objective business criteria, either alone or in any combination, and measured either on an absolute basis, on a relative basis against one or more pre-established targets, peer group performance, or past Company performance, as the Committee, in its sole discretion, determines:

• revenue,

• cash flow,

• return on equity,

• total stockholder return,

• return on capital,

• return on assets or net assets,

• income or net income,

• operating income or net operating income,

• operating profit or net operating profit,

• operating margin,

• market share,

• earnings per share, or

• royalties earned by, or paid to, the Company pursuant to one or more license agreements entered into by the Company,

Any such Performance Objectives shall apply in determining Executive’s Annual Bonus, or in determining any designated portion or portions of the Annual Bonus, as the Committee, in its sole discretion, determines.

The Annual Bonus payable may be an amount up to and not in excess of nineteen and thirty-three hundredths percent (19.33%) of the excess (if any) of:  (i) the royalties paid to the Company under Section 5.1 of the Target Agreement for the contract year (as defined in the Target Agreement), less (ii) $5,293,750.

5.   PERFORMANCE OBJECTIVES

By no later than the latest time permitted by Section 162(m) of the Code, and the regulations promulgated thereunder (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period) and while the achievement of the Performance Objectives remains substantially uncertain within the meaning of Section 162(m) of the Code, and the regulations promulgated thereunder, the Committee shall establish, in writing, the specific Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof) if such Performance Objectives are achieved. The Performance Objectives established in writing by the Committee shall apply to a Contract Year, as determined by the Committee.

Performance Objectives for computing the Annual Bonus with respect to each Contract Year shall be set forth on an exhibit to the Plan which shall be incorporated into and made a part of the Plan. The Committee shall determine whether the Performance Objectives for a Contract Year are achieved, and, if so, the Committee shall certify in writing, prior to the payment of any Annual Bonus (or designated portion thereof) for such Contract Year, that such Performance Objectives were satisfied. No Annual Bonus (or designated portion thereof) for such Contract Year shall be paid to Executive unless and until the Committee makes a certification in writing with respect to the achievement of the Performance Objectives for such Contract Year as required by Section 162(m) of the Code, and the regulations promulgated thereunder.

Once the Committee has established, in writing, the Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof), with respect to a Contract Year, the Committee shall not have the authority to modify such Performance Objectives or objective bonus formula for computing the Annual Bonus with respect to such Contract Year. However, pursuant to Section 9, for each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate Executive’s right to an Annual Bonus with respect, to such Contract Year at any time on or prior to the first day of such Contract Year.

6.   SPECIAL AWARDS AND OTHER PLAN

Nothing contained in the Plan shall prohibit the Company from granting awards or authorizing other compensation to Executive under any other plan or authority or limit the authority of the Company to establish other special awards or incentive compensation plans providing for the payment of incentive compensation to Executive.

7.   CHANGE IN EMPLOYMENT STATUS

If Executive’s employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Executive’s rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years shall terminate. The Committee shall determine whether all or a portion of Executive’s Annual Bonus under the Plan for the Contract Year in which his death or disability occurs shall be paid if Executive’s employment has been terminated by reason of death or disability.

8.   METHOD OF PAYMENT

Annual bonuses shall be paid to Executive in cash within 60 days following the end of the Contract Year with respect to which such Annual Bonus is earned.

9.   ADMINISTRATION, TERMINATION AND INTERPRETATION

The Plan is administered by the Committee. The Committee shall consist solely of two (2) or more directors who are considered “outside directors” for purposes of Section 162(m) of the Code, and the regulations promulgated thereunder.

Subject to Section 162(m) of the Code, the regulations promulgated thereunder, and Section 5 of the Plan, the Committee shall have full power to construe and interpret the Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Plan.

For each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate the Executive’s right to an Annual Bonus with respect to such Contract Year at any time on or prior to the first day of such Contract Year.

Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and/or administration of the Plan shall be final, conclusive and binding on all persons affected thereby.

The Board shall have the right to amend the Plan from time to time or to terminate the Plan; provided, however, no such action shall adversely affect any Annual Bonus with respect to which the Performance Objectives have been established in writing by the Committee in accordance with Section 5.

10.   STOCKHOLDER APPROVAL

This Plan shall be approved by the stockholders if, in a separate vote, a majority of the votes cast on the issue by the stockholders of the Company (including abstentions to the extent abstentions are counted as voting under applicable state law) are cast in favor of approval. The material terms of the Plan, including the Performance Objectives shall be disclosed to the stockholders of the Company, in accordance with section 162(m) of the Code, and the regulations promulgated thereunder. No Annual Bonus shall be payable under the Plan with respect to any Contract Year prior to the approval of the Plan (and the Performance Objectives by the stockholders of the Company). In the event that this Plan is not so approved by the stockholders at the Annual Meeting, no Annual Bonus shall be payable under the Plan and the Plan shall terminate and shall be null and void in its entirety.

11.   MISCELLANEOUS

The Company shall deduct all federal, state and local taxes required by law or Company policy from any Annual Bonus paid to Executive hereunder.

In no event shall the Company be obligated to pay to Executive an Annual Bonus for any Contract Year by reason of the Company’s payment of an Annual Bonus to Executive in any other Contract Year.

The Plan shall be unfunded. Amounts payable under the Plan are not and will not be transferred into a trust or otherwise set aside. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Annual Bonus under the Plan.

It is the intent of the Company that the Plan and the Annual Bonus paid hereunder shall satisfy and shall be interpreted in a manner that satisfies any applicable requirements as qualified performance-based compensation within the meaning of Section 162(m) of the Code, and the regulations promulgated thereunder. Any provision, application or interpretation of the Plan that is inconsistent with this intent to satisfy the standards in Section 162(m) of the Code, and the regulations promulgated thereunder, shall be disregarded.

Any provision of the Plan that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Plan.

The Plan and the rights and obligations of the parties to the Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of California (without regard to principles of conflicts of law).

* * *

I hereby certify that the foregoing Plan was approved by the stockholders of Mossimo, Inc, on ________, 2005.

Executed on this ___ day of ________, 2005.

Secretary

EXHIBIT G

AMENDED AND RESTATED EDWIN LEWIS BONUS PLAN

1.                 PURPOSE OF THE PLAN

The Edwin Lewis Bonus Plan (the “Plan”) is designed to provide Edwin H. Lewis (“Executive”) with bonus compensation for the accomplishment of specific preestablished financial performance objectives (the “Performance Objectives”) by the Company, based on objective business criteria that enhance value for the Company’s stockholders. Such bonus compensation is intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder.

2.                 EFFECTIVE DATE, TERM AND CONTRACT YEAR

The Plan shall be effective as of February 1, 2002 and shall remain in effect until January 31, 2007, or until such earlier time as it shall be terminated by the Board of Directors of the Company (the “Board”) in accordance with Section 9.

The Plan year (the “Contract Year”) shall commence on each February 1 and end on January 31 of the following year, during the term of the Plan.

3.                 ELIGIBILITY

Executive shall be eligible to participate in the Plan during such time as Executive is employed by the Company, unless otherwise determined by the Committee. No other person shall be eligible to participate in the Plan.

4.                 BUSINESS CRITERIA AND BONUS FORMULA

At the discretion of the Compensation Committee (the “Committee”) of the Board of Directors, Executive shall be eligible to earn an annual bonus (the “Annual Bonus”) based on the achievement of the Performance Objectives by the Company, as determined by the Committee of the Board. The Performance Objectives shall be based on any of the following objective business criteria, either alone or in any combination, and measured either on an absolute basis, on a relative basis against one or more pre-established targets, peer group performance, or past Company performance, as the Committee, in its sole discretion, determines:

•       revenue,

•       cash flow,

•       return on equity,

•       total stockholder return,

•       return on capital,

•       return on assets or net assets,

•       income or net income,

•       operating income or net operating income,

•       operating profit or net operating profit,

•       operating margin,

•       market share,

•       earnings per share, or

•       royalties earned by, or paid to, the Company pursuant to one or more license agreements entered into by the Company,

Any such Performance Objectives shall apply in determining Executive’s Annual Bonus, or in determining any designated portion or portions of the Annual Bonus, as the Committee, in its sole discretion, determines.

The Annual Bonus payable may be an amount up to and not in excess of nineteen and thirty-three hundredths percent (19.33%) of the excess (if any) of:  (i) the royalties paid to the Company under Section 5.1 of the Target Agreement for the contract year (as defined in the Target Agreement), less (ii) $5,293,750.

5.                 PERFORMANCE OBJECTIVES

By no later than the latest time permitted by Section 162(m) of the Code, and the regulations promulgated thereunder (generally, for performance periods of one year or more, no later than 90 days after the commencement of the performance period) and while the achievement of the Performance Objectives remains substantially uncertain within the meaning of Section 162(m) of the Code, and the regulations promulgated thereunder, the Committee shall establish, in writing, the specific Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof) if such Performance Objectives are achieved. The Performance Objectives established in writing by the Committee shall apply to a Contract Year, as determined by the Committee.

Performance Objectives for computing the Annual Bonus with respect to each Contract Year shall be set forth on an exhibit to the Plan which shall be incorporated into and made a part of the Plan. The Committee shall determine whether the Performance Objectives for a Contract Year are achieved, and, if so, the Committee shall certify in writing, prior to the payment of any Annual Bonus (or designated portion thereof) for such Contract Year, that such Performance Objectives were satisfied. No Annual Bonus (or designated portion thereof) for such Contract Year shall be paid to Executive unless and until the Committee makes a certification in writing with respect to the achievement of the Performance Objectives for such Contract Year as required by Section 162(m) of the Code, and the regulations promulgated thereunder.

Once the Committee has established, in writing, the Performance Objectives which must be achieved in order for the Annual Bonus (or designated portion thereof) to be earned and the objective bonus formula for computing the Annual Bonus (or designated portion thereof), with respect to a Contract Year, the Committee shall not have the authority to modify such Performance Objectives or objective bonus formula for computing the Annual Bonus with respect to such Contract Year. However, pursuant to Section 9, for each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate Executive’s right to an Annual Bonus with respect, to such Contract Year at any time on or prior to the first day of such Contract Year.

6.                 SPECIAL AWARDS AND OTHER PLAN

Nothing contained in the Plan shall prohibit the Company from granting awards or authorizing other compensation to Executive under any other plan or authority or limit the authority of the Company to establish other special awards or incentive compensation plans providing for the payment of incentive compensation to Executive.

7.                 CHANGE IN EMPLOYMENT STATUS

If Executive’s employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Executive’s rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years shall terminate. The Committee shall determine whether all or a portion of Executive’s Annual Bonus under the Plan for the Contract Year in which his death or disability occurs shall be paid if Executive’s employment has been terminated by reason of death or disability.

8.                 METHOD OF PAYMENT

Annual bonuses shall be paid to Executive in cash within 60 days following the end of the Contract Year with respect to which such Annual Bonus is earned.

9.                 ADMINISTRATION, TERMINATION AND INTERPRETATION

The Plan is administered by the Committee. The Committee shall consist solely of two (2) or more directors who are considered “outside directors” for purposes of Section 162(m) of the Code, and the regulations promulgated thereunder.

Subject to Section 162(m) of the Code, the regulations promulgated thereunder, and Section 5 of the Plan, the Committee shall have full power to construe and interpret the Plan, establish and amend rules and regulations for its administration, and perform all other acts relating to the Plan, including the delegation of administrative responsibilities, that it believes reasonable and proper and in conformity with the purposes of the Plan.

For each Contract Year commencing on or after February 1, 2004, the Committee may reserve the authority to terminate the Executive’s right to an Annual Bonus with respect to such Contract Year at any time on or prior to the first day of such Contract Year.

Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and/or administration of the Plan shall be final, conclusive and binding on all persons affected thereby.

The Board shall have the right to amend the Plan from time to time or to terminate the Plan; provided, however, no such action shall adversely affect any Annual Bonus with respect to which the Performance Objectives have been established in writing by the Committee in accordance with Section 5.

10.          STOCKHOLDER APPROVAL

This Plan shall be approved by the stockholders if, in a separate vote, a majority of the votes cast on the issue by the stockholders of the Company (including abstentions to the extent abstentions are counted as voting under applicable state law) are cast in favor of approval. The material terms of the Plan, including the Performance Objectives shall be disclosed to the stockholders of the Company, in accordance with section 162(m) of the Code, and the regulations promulgated thereunder. No Annual Bonus shall be payable under the Plan with respect to any Contract Year prior to the approval of the Plan (and the Performance Objectives by the stockholders of the Company). In the event that this Plan is not so approved by the stockholders at the Annual Meeting, no Annual Bonus shall be payable under the Plan and the Plan shall terminate and shall be null and void in its entirety.

11.          MISCELLANEOUS

The Company shall deduct all federal, state and local taxes required by law or Company policy from any Annual Bonus paid to Executive hereunder.

In no event shall the Company be obligated to pay to Executive an Annual Bonus for any Contract Year by reason of the Company’s payment of an Annual Bonus to Executive in any other Contract Year.

The Plan shall be unfunded. Amounts payable under the Plan are not and will not be transferred into a trust or otherwise set aside. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Annual Bonus under the Plan.

It is the intent of the Company that the Plan and the Annual Bonus paid hereunder shall satisfy and shall be interpreted in a manner that satisfies any applicable requirements as qualified performance-based compensation within the meaning of Section 162(m) of the Code, and the regulations promulgated thereunder. Any provision, application or interpretation of the Plan that is inconsistent with this intent to satisfy the standards in Section 162(m) of the Code, and the regulations promulgated thereunder, shall be disregarded.

Any provision of the Plan that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Plan.

The Plan and the rights and obligations of the parties to the Plan shall be governed by, and construed and interpreted in accordance with, the law of the State of California (without regard to principles of conflicts of law).

* * *

I hereby certify that the foregoing Plan was approved by the stockholders of Mossimo, Inc, on               , 2005.

Executed on this     day of               , 2005.

Secretary

EXHIBIT H

MOSSIMO, INC.

2005 STOCK OPTION PLAN

1.   Purpose of Plan.   The purpose of the Mossimo, Inc. 2005 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Employees and Consultants of Mossimo, Inc., and to promote the success of its business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

2.   Definitions.   As used herein, the following definitions shall apply:

(a)    “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b)   “Board” means the Board of Directors of Mossimo, Inc.

(c)    “Code” means the Internal Revenue Code of 1986, as amended.

(d)   “Committee” means the Committee appointed by the Board in accordance with Section 4 of the Plan.

(e)    “Common Stock” means the common stock, $.001 par value, of the Company.

(f)    “Company” means Mossimo, Inc., a Delaware corporation.

(g)    “Consultant” means any person who is engaged by Company to render consulting or advisory services and is compensated for such services.

(h)   “Continuous Status as a Director, Employee or Consultant” means that the director, employment or consulting relationship with Company is not interrupted or terminated. Continuous Status as a Director, Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by Company or (ii) transfers between locations of Company or transfers to any subsidiary of Company, or between a subsidiary and Company or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of Company. If reemployment upon expiration of a leave of absence approved by Company is not so guaranteed, on the day which is three months after the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(i)    “Director” means a member of the Board of Directors of Company.

(j)     “Employee” means any person, including an Officer or Director, employed by Company. The payment of a director’s fee by Company shall not be sufficient to constitute “employment.”

(k)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq “) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)   If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)       “Incentive Stock Option”   means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n)         “Nonstatutory Stock” Option” means an option not intended to qualify as an Incentive Stock Option.

(o)         “Notice of Grant” means the notice of stock option grant to be given to each of the Optionees.

(p)         “Officer” means a person who is an officer of Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)         “Option” means a stock option granted pursuant to the Plan.

(r)         “Optionee” means a Director, Employee or Consultant who receives an Option.

(s)         “Plan” means the Mossimo, Inc. 2005 Stock Option Plan.

(t)          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(u)         “Section 16(b)” means Section 16(b) of the Exchange Act.

(v)         “Share” means each of the shares of Common Stock subject to an Option, as adjusted in accordance with Section 11 below.

3.   Stock Subject to Plan.   Subject to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock that may be issued under this Plan is 1,500,000 unless amended by the Board or the shareholders of Company.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to Section 4(c)(vi) or otherwise, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.   Administration of the Plan.

(a)   Administration by Board or Committee of Board.   The Plan shall be administered as follows:

(i)   Administration With Respect to Directors and Officers.   With respect to grants of Options to Directors or Employees who are also Officers or Directors, the Plan shall be administered by a Committee designated by the Board to Administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made and solely of “outside directors” (within the meaning of Treas. Reg. 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(ii)   Administration With Respect to Other Employees and Consultants.   With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of United States securities laws, of Delaware corporate and securities laws, of the Code, and of any applicable stock exchange (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b)   Powers of the Administrator.   Subject to the provisions of the Plan and, in the case of the Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

(i)   to determine the Fair Market Value of the Common Stock in accordance with Section 2(1) of the Plan;

(ii)   to select the Directors, Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii)   to determine whether and to what extent Options are granted hereunder;

(iv)   to determine the number of Shares to be covered by each such award granted hereunder;

(v)   to approve forms of agreement for use under the Plan;

(vi)   to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c)   Effect of Administrator’s Decision.   All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5.   Eligibility.

(a)   Nonstatutory Stock Options may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. A Director, Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

(b)   Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c)   Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with Company, nor shall it interfere in any way with his or her right or Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.   Term of Plan.

(a)   The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 13 of the Plan.

7.   Term of Option.

(a)   The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of Company, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.   Option Exercise Price and Consideration.

(a)   The per share exercise price for the Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)   In the case of an Incentive Stock Option

(A)   granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent of the voting power of all classes of stock of Company, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the date of grant.

(B)   granted to any other Employee, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(ii)   In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(b)   The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check or (iii) any combination of those methods of payment. In addition, if there is a public market for the Shares, the Administrator may allow the Optionee to elect to pay the exercise price through either of the following procedures:

(i)   A special sale and remittance procedure under which the Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by Company by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to Company to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit Company Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option. Notwithstanding the above, Company shall not be required to permit the Optionee to utilize the sale and remittance procedure described above if Company’s legal counsel advises Company that the procedure may violate any applicable law, regulation or regulatory guidance.

(ii)   The surrender to Company of shares of Company’s common stock which have already been owned by the Optionee for more than six months. The shares of Company’s common stock which are surrendered to Company as payment for Shares issued upon the exercise of an Option shall be valued at their Fair Market Value on the date of exercise of the Option.

9.   Exercise of Option.

(a)   Procedure for Exercise; Rights as a Shareholder.   Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as permissible under the terms of the Plan, but in no case at a rate of less than 20 percent per year over five years from the date the Option is granted. The right to exercise an Option may be conditioned on specific performance criteria with respect to Company and/or the Optionee. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to Company in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by Company Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of Company or of a duly authorized transfer agent of Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)   Termination of Directorship, Employment or Consulting Relationship.   Except as otherwise provided in subsections (c) and (d) below, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant (but not in the event of an Optionee’s change of status from Employee to Director or Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Director or Consultant to Employee), such Optionee may, but only within 30 days after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that the Administrator may extend the period during which a Nonstatutory Stock Option may be exercised following such termination on a case-by-case basis, as the Administrator deems appropriate in the Administrator’s discretion. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c)   Disability of Optionee.   In the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her disability, the Optionee may, but only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her “permanent disability” as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. If such disability is not a “permanent disability,” in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)   Death of Optionee.   In the event of the death of an Optionee, the Optionee’s estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee’s death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)   Rule 16b-3.   Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

10.   Non-Transferability of Options.   Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that any Nonstatutory Stock Option may be transferred by the optionee to any member of the Optionee’s immediate family, to a partnership the members of which (other than the Optionee) are all members of the Optionee’s immediate family, or to a family trust the beneficiaries of which (other than the Optionee) are all members of the Optionee’s immediate family.

11.   Adjustments Upon Changes in Capitalization or Merger.

(a)   Changes in Capitalization.   Subject to any required action by the shareholders of Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price for each share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option.

(b)   Terminating Events.   A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of Company; (ii) a reorganization, merger or consolidation of Company with one or more corporations, as the result of which (A) Company is not the surviving corporation or (B) Company becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50 percent of the aggregate voting power of all outstanding equity securities of Company); (iii) a sale of substantially all the assets of Company to another corporation; or (iv) a sale of the equity securities of Company representing more than 50 percent of the aggregate voting power of all outstanding equity securities of Company to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) Company shall deliver to each optionee, no less than thirty days prior to the Terminating Event, written notification of the Terminating Event and the optionee’s right to exercise all options granted pursuant to this Plan, whether or not vested under this Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all then outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

(c)   Compliance with Incentive Stock Option Provisions.   Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 11 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

12.   Timing of Granting Options.   The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Director, Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13.   Amendment and Termination of The Plan.

(a)   Amendment and Termination.   The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

Effect of Amendment or Termination.          Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and Company.

14.   Conditions Upon Issuance of Shares.   Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for Company with respect to such compliance. As a condition to the exercise of an Option, Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Company, such a representation is required by any of the aforementioned relevant provisions of law.

15.   Reservation of Shares.   During the term of this Plan, Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.   Agreements.   Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

17.   Shareholder Approval.   Continuance of the Plan shall be subject to approval by the Shareholders of the Company within 12 months, or after the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange (including NASDAQ) upon which the Common Stock is listed.

MOSSIMO, INC.

2005 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Capitalized terms used without definition in this Stock Option Agreement (the “Option Agreement”) shall have the meanings given such terms in the Mossimo, Inc. 2005 Stock Option Plan (the “Plan”).

I.

NOTICE OF STOCK OPTION GRANT

1.   Option.   You have been granted an option to purchase shares of common stock (the “Shares”) of Mossimo, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:
Exercise Price per Share:
Total Number of Shares Granted:
Total Exercise Price:
Type of Option:
Expiration Date:	10 Years From Date of Grant

2.   Vesting and Expiration

3.   Termination.   So long as the Optionee maintains Continuous Status as a Director, Employee or Consultant, this Option may be exercised, in whole or in part, with respect to any vested Shares, anytime prior to the Expiration Date. If the Optionee’s Continuous Status as a Director, Employee or Consultant terminates for any reason, the Optionee shall have that amount of time set forth in Section 9 of the Plan to exercise any vested Shares, after which time this Option shall expire.

II.

AGREEMENT

1.   Grant of Option.   The Company hereby grants to the Optionee (the “Optionee”) named in the Notice of Stock Option Grant set forth above (the “Notice of Grant”) an option (the “Option”) to purchase the total number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

2.   Exercise of Option.

(a)         Right to Exercise. This Option shall be exercisable prior to its expiration date only, in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)         Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to the Shares as may be required by the Company pursuant to the provisions of the Plan. Such notice is attached hereto as Exhibit A. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(c)         Compliance with Law. No Shares will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

3.   Method of Payment.   Subject to Section 8, payment of the Exercise Price shall be paid by (a) cash, (b) check or (c) any combination of those methods of payment. In addition, if there is a public market for the Shares, the Optionee may elect to pay the Exercise Price through a special sale and remittance procedure under which the Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. Notwithstanding the above, the Company shall not be required to permit the Optionee to utilize the sale and remittance procedure described above if the Company’s legal counsel advises the Company that the procedure may violate any applicable law, regulation or regulatory guidance.

4.   Optionee’s Representations.   In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in a form reasonably required by the Company.

5.   Non-Transferability of Option; Assignment by Company.   This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee; provided, however, that any Nonstatutory Stock Option may be transferred by Optionee to any member of Optionee’s immediate family, to a partnership the members of which (other than Optionee) are all members of Optionee’s immediate family, or to a family trust the beneficiaries of which (other than Optionee) are all members of Optionee’s immediate family. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company.

6.   Restrictions on Transfer.   All certificates representing Shares purchased under this Option Agreement may be imprinted with an appropriate legend with respect to any applicable restriction on transfer. The Company may issue appropriate stop-transfer instructions to its transfer agent to ensure compliance with these transfer restrictions. If the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required to transfer on its books any Shares that have been sold or transferred in violation of any of the provisions of the Plan or this Option Agreement, or to treat as the owner of such Shares or to accord the right to vote or pay dividends to any purchaser or transferee to whom such Shares has been sold or transferred.

7.   Market Stand-Off Agreement.   Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering, Optionee shall not sell or otherwise transfer the Shares or any other securities of the Company during the 180-day period following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period. Optionee agrees that the Company may assign his or her obligation hereunder to any underwriter of the Company’s initial public offering.

8.   Acknowledgments of Optionee.

(a)         NO RIGHT OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE MOSSIMO, INC. 2005 STOCK OPTION PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

(b)         Receipt of Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this  Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated above.

9.   Notice.   Any notice required or permitted under this Option Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the party at its address as shown below, or to such other address as such party may designate in writing from time to time to the other party.

10.   Entire Agreement; Governing Law.   The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Date:	MOSSIMO INC.
By:

Exhibit A

MOSSIMO, INC.

2005 STOCK OPTION PLAN

EXERCISE NOTICE

TO:          Mossimo, Inc.
       2016 Broadway
       Santa Monica, CA  90404
       ATTN:  Chief Financial Officer

SUBJECT:                                NOTICE OF EXERCISE OF STOCK OPTION

In respect to the stock option granted to the undersigned on                              , to purchase an aggregate of          shares of the Company’s Common Stock, this is official notice that the undersigned hereby elects to exercise such option to purchase shares as follows:

NUMBER OF SHARES:
DATE OF PURCHASE:
MODE OF PAYMENT:
(Certified check, cash or other [specify])

The shares should be issued as follows:

NAME:
ADDRESS:

Signed:
Dated:

Please send this notice of exercise to:

Mossimo, Inc.

2016 Broadway

Santa Monica, CA  90404

ATTN:  Chief Financial Officer

MOSSIMO, INC.

Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Mossimo Giannulli, with unlimited power of substitution, as Proxy to represent the undersigned at the Annual Meeting of Stockholders of Mossimo, Inc., to be held on October 27, 2005, at The Fairmount Hotel located at 101 Wilshire Blvd, Santa Monica, CA 90401 at 5:00 p.m., or any adjournment or adjournments thereof, and to vote, as directed, all shares of Common Stock, which the undersigned would be entitled to vote if then personally present.

Continued and to be Signed and Dated on the Reverse Side

		Please mark your votes as indicated in the example	☒

Proposal 1. To Elect	Mossimo G. Giannulli and Edwin H. Lewis,	FOR	WITHHELD
	as directors of the Company to serve for a	☐	☐
three-year term.

(Instruction:  To withhold authority in vote for any individual nominee, write that nominee’s name in the space provided below):

Proposal 2:  To Approve the Amended and Restated Mossimo Giannulli Bonus Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 3:  To Approve the Amended and Restated Edwin Lewis Bonus Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 4:  To Approve the Mossimo, Inc. 2005 Stock Option Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

Proposal 5:  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4 AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

1.                                       Do you plan to attend the Annual Meeting of Stockholders on October 27, 2005 at 5:00 p.m.?

YES	NO
☐	☐

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2.                                       Has your address changed?  If so, please provide the new address below.

Signature	Signature	Date

NOTE:  Please sign exactly as your name appears above.  If stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

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